UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Aristotle/Saul Global Opportunities Fund
(Formerly Aristotle/Saul Opportunity Fund)
Class I shares (ARSOX)

Aristotle International Equity Fund
Class I shares (ARSFX)

Aristotle Strategic Credit Fund
Class I shares (ARSSX)

Aristotle Value Equity Fund
Class I shares (ARSQX)

Aristotle Small Cap Equity Fund
Class I shares (ARSBX)

ANNUAL REPORT
December 31, 2016

Aristotle/Saul Global Opportunities Fund
Aristotle International Equity Fund
Aristotle Strategic Credit Fund
Aristotle Value Equity Fund
Aristotle Small Cap Equity Fund
Each a series of Investment Managers Series Trust

Table of Contents

Aristotle/Saul Global Opportunities Fund
Shareholder Letter	1
Fund Performance	15
Schedule of Investments	16
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	23
Aristotle International Equity Fund
Shareholder Letter	24
Fund Performance	31
Schedule of Investments	32
Statement of Assets and Liabilities	35
Statement of Operations	36
Statements of Changes in Net Assets	37
Financial Highlights	38
Aristotle Strategic Credit Fund
Shareholder Letter	39
Fund Performance	45
Schedule of Investments	47
Statement of Assets and Liabilities	54
Statement of Operations	55
Statements of Changes in Net Assets	56
Financial Highlights	57
Aristotle Value Equity Fund
Shareholder Letter	58
Fund Performance	65
Schedule of Investments	67
Statement of Assets and Liabilities	71
Statement of Operations	72
Statement of Changes in Net Assets	73
Financial Highlights	74
Aristotle Small Cap Equity Fund
Shareholder Letter	75
Fund Performance	85
Schedule of Investments	86
Statement of Assets and Liabilities	91
Statement of Operations	92
Statements of Changes in Net Assets	93
Financial Highlights	94
Notes to Financial Statements	95
Report of Independent Registered Public Accounting Firm	108
Supplemental Information	109
Expense Examples	118

This report and the financial statements contained herein are provided for the general information of the shareholders of the Aristotle Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.aristotlefunds.com

Aristotle/Saul Global Opportunities fund	2016 Annual Commentary

Summary

❖
The year 2016 was one of resilience for global equity markets. They recovered from the worst January on record, led by U.S. markets, which grinded to new highs in the face of Brexit, Trump, rising rates, dollar strength and lackluster global trade and productivity figures.

❖
Our investment process is designed to identify what we believe to be unique companies in situations where something important is changing. Following two decades of falling revenues, the business model of the music industry is transforming, and “streaming” may be shifting the economics back to the record labels. We believe our new position in Vivendi has the potential to thrive in this new environment.

❖	Market Observations (page 4): Capital controls in China have intensified, India declared a war on cash, U.S. natural gas exports are on the rise, and global debt levels continue to hit new highs.

❖	From the Horse’s Mouth (page 5): Recent insights from company management teams.

❖	Performance Review (page 6): The Aristotle/Saul Global Opportunities Fund returned 13.60% at NAV in 2016.

Performance data quoted here represent past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-844-274-7868.

Dear Fellow Shareholders,

By the time you read this letter, it will already be the new year, so we wanted to start by wishing you a very prosperous and productive 2017!

The year 2016 was one of resilience for global equity markets. They recovered from the worst January on record, led by U.S. markets, which grinded to new highs in the face of Brexit, Trump, rising rates, dollar strength and lackluster global trade and productivity figures. In a fragile environment rife with volatility in currencies and bond prices, the consensus view continues to be that U.S. equity markets are the best game in town.

Our pursuit of global quality irrespective of country, sector or market capitalization distinguishes us from most fund managers. We believe that we can create value for our shareholders and outperform the markets by conducting rigorous, independent, bottom-up fundamental analysis with a global, long-term view to construct a focused, yet diversified, portfolio of attractively valued, high-quality companies. These four pillars that provide the foundation of our investment beliefs are explained in more detail below:

FOR MORE INFORMATION, PLEASE CONTACT:
Phone: (888) 661-6691 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle/Saul Global Opportunities fund	2016 Annual Commentary

1) Quality: High-quality companies have been empirically proven to outperform over long periods of time. We believe, these unique companies can compound wealth and thrive during times of adversity. These companies seek to mitigate risk and enable portfolio concentration.

2) Global: Taking a global view seeks to deepen one’s knowledge of a company and its competitors and suppliers. The world is more globalized today than at any time in history. For example, one cannot fully understand the competitive dynamics of Apple without studying South Korea’s Samsung Electronics and China’s Xiaomi. A global perspective can enable one to exploit country biases that may exist among others.

3) Long term: We believe, investing with a long-term view allows one to focus on company-specific fundamentals and industry trends. Particularly in today’s world of abundant information flow, the “noise” of the markets can be overwhelming and incentivize short-term decision-making. Focusing on the horizon and not the waves can allow one to exploit short-termism in the markets.

4) Focused: Constructing focused, yet diversified, portfolios may allow one to benefit more fully from the rigorous, independent, bottom-up fundamental analysis conducted by the research team and primarily drive value for shareholders through security selection.

Our investment process, guided by the principles listed above, is designed to identify unique companies in situations where we believe something important is changing—new management, restructuring, industry consolidation, improving business mix, etc. While we continue to find interesting misunderstandings in good, value-added businesses in the United States, we believe some of the most exciting opportunities today are in companies of similar quality with similar exposures to those you would find in the United States that happen to be headquartered elsewhere.

The Fund’s recent purchase of Vivendi S.A., owner of Universal Music Group, is a timely example of something important changing. Given Aristotle Capital’s long-held interest in Time Warner, Inc. (the stock is owned in our domestic-oriented strategy), we have been studying and trying to better understand the transformation/disruption of the media industry. Among other media assets, Time Warner owns HBO and CNN, and, until its public listing in May 2011, it owned Warner Music, one of the “big three” recording companies. As such, we have watched with much interest the significant disruption of the music industry that has lasted nearly two decades, beginning with peer-to-peer file sharing services from Napster in 1999.

Aristotle/Saul Global Opportunities fund	2016 Annual Commentary

The music industry appears to be at an inflection point, as it started growing again in 2015 due to the ongoing transformation of the business model from selling songs to selling access to music. Put another way, there has been a shift from selling ownership rights to selling access rights. This digital transformation creates more value for rights holders by shifting revenue from structurally declining markets, such as physical and download sales, to a subscription-based revenue pool that can be both larger and more recurring.

Vivendi generates a majority of its profits from its 100% ownership of Universal Music Group (UMG), the largest record label in the world, whose musical artists catalog includes the likes of U2 and the Rolling Stones. The industry is highly consolidated, with the top three labels (UMG, Sony and Warner Music) controlling 75% of the market. UMG’s primary competitive advantages are its scale, distribution capabilities among different channels and its comprehensive catalog of recorded music around the world.

The convenience, accessibility and personalization of streaming has driven more consumption of legal music and a greater willingness to pay for it at a time of improving connectivity and growing consumer preference for accessing rather than owning music. In a streaming-based market with unlimited shelf space, the major recording labels should be able to satisfy an ever-wider range of tastes. Streaming shifts the economics from broadcasters and retailers to record label owners by reducing production, marketing and distribution costs. One noteworthy aspect of music relative to audiovisual content, such as movies or TV shows, is that music’s value may be more durable in that you can listen to the same music for a long time (sometimes the rest of your life), whereas audiovisual content is typically watched only once and thus tapers off quickly in value. We believe the potential opportunity to monetize music’s content/rights in the new business model is immense, as today, only about 20% of people globally have ever paid for music.

Under the guidance of Chairman Vincent Bolloré, a renowned activist investor, over the last four years, Vivendi has sold off a majority of its telecom assets and transformed itself from an over-levered conglomerate to a net cash, global media powerhouse. With the ongoing restructuring of the company’s French pay TV business and the economics of the music industry potentially at an inflection point, we believe Vivendi has significant room for improvement in the years ahead.

Aristotle/Saul Global Opportunities fund	2016 Annual Commentary

MARKET OBSERVATIONS

Asset Class Returns as of	Value	Index	4Q16	1yr	3yrs	5yrs	10yrs	30yrs
12/31/2016			Total Return, USD		Annualized Total Return, USD
Global Equities	422	MSCI All-Country World	1.19%	7.86%	3.13%	9.36%	3.86%	n/a
U.S. Equities	2,239	S&P 500	3.82%	11.95%	8.86%	14.65%	6.95%	10.11%
European Equities	123	MSCI Europe	-0.24%	0.09%	-2.71%	6.80%	0.86%	n/a
Japanese Equities	19,114	Nikkei 225	1.17%	5.83%	3.70%	10.34%	3.08%	1.11%
Emerging Markets Equities	863	MSCI Emerging Markets	-4.33%	11.18%	-2.42%	1.45%	2.02%	n/a
30-year Treasury	3.07%	Relevant U.S. Treasury	-12.81%	1.58%	9.04%	2.47%	6.93%	6.64%
Commodities	$88	BCOM TR	2.66%	11.77%	-11.26%	-8.95%	-5.58%	n/a
Oil	$55	Brent Forward Dated	16.15%	54.98%	-20.63%	-12.43%	-0.81%	1.18%
Natural Gas	$3.63	Henry Hub 12mnth-strip	18.19%	43.28%	-4.68%	1.89%	-6.65%	1.05%
Corn	$3.52	Corn No. 2 Yellow Active	1.59%	-10.43%	-6.81%	-4.15%	-2.09%	0.48%
Gold	$1,152	Gold Spot	-12.43%	8.56%	-1.50%	-5.92%	6.11%	4.31%
Copper	$2.51	Copper Spot	13.92%	17.37%	-9.19%	-6.16%	-1.32%	4.55%
U.S. Dollar Index	102.2	DXY	7.07%	3.63%	8.49%	3.96%	1.15%	-0.04%
Euro	1.05	EUR	-6.83%	-3.28%	-11.50%	-5.09%	-1.31%	n/a
Yen	117.0	JPY	-13.34%	2.79%	-3.44%	-8.05%	0.08%	1.01%
Pound	1.23	GBP	-5.12%	-19.42%	-13.01%	-5.77%	-4.87%	-0.75%
Canadian $	1.34	CAD	-2.34%	2.96%	-7.54%	-5.39%	-1.43%	0.09%
Real	3.26	BRL	0.22%	21.67%	-10.14%	-10.48%	-3.26%	n/a
Yuan	6.95	CNY	-3.93%	-6.50%	-4.47%	-1.93%	1.51%	-2.05%
Ruble	61.5	RUB	2.18%	17.84%	-18.86%	-12.18%	-7.33%	-12.70%
Source: Bloomberg

▪	Capital controls in China have intensified, as the country is having a tough time limiting capital outflows.

▪	In a bid to crack down on corruption, the Indian government declared a war on cash by withdrawing 86% of the bills in circulation on short notice. It’s not going well.

▪	The United States exported more natural gas than it imported for the first time in 60 years.

▪	U.S. productivity experienced two consecutive quarters of decline in the second and third quarters of 2016. This is the first two-quarter decline in productivity since 1993.

▪	Apartment rents decreased in some of the priciest U.S. cities in the third quarter of 2016. This is the first such decrease in the last six years.

▪	Births in Japan dropped below one million in 2016 for the first time since data became available in 1899. The country also celebrated twice as many funerals as weddings.

▪	A recent IMF report revealed that global debt of the nonfinancial sector (general government, households and nonfinancial firms) has reached an all-time high of $152 trillion, or 225% of world GDP.

▪
The total value of underfunded government pension liabilities for 20 OECD countries stands at a staggering $78 trillion. This is about twice the level of outstanding government debt for the same nations according to a study published by Citibank.

▪	Ghana has set a new standard in global counterfeiting, as it operated a fake U.S. embassy for ten years. The bogus embassy has been closed.

Aristotle/Saul Global Opportunities fund	2016 Annual Commentary

FROM THE HORSE’S MOUTH

As opposed to our pontificating on what we think is going on around the world, we would like to share some recent tidbits of what companies in the “real world” are saying and doing:

Alain Combier, VP Northeast Asia, Air Liquide S.A.: “What are Japan’s strengths? First, a stable business environment in terms of law, taxes and so on, which is important for long-term investments. Second is the spirit of quality and customer service—Japanese customers can be demanding, but companies grow by addressing those demands. Third, Japan is a technological powerhouse. A hardworking, reliable workplace is another strength.”

Timothy S. Gitzel, CEO, Cameco Corporation: “Current uranium market conditions are some of the most challenging we have ever faced. Prices fall into levels that are neither rational nor sustainable … The weak market, as we see it, is due to an adverse combination of two things: on the demand side, a buyer strike; on the supply side, a seller’s panic … We have focused on our tier-one assets: those that are the lowest cost and provide us with the most value. And focusing on these assets, we have also demonstrated supply discipline by curtailing production in an oversupplied market and pulling back pounds from our highest-cost operations … Overall, our contract portfolio continues to provide good protection for us despite weak markets.”

Omar S. Ishrak, CEO, Medtronic plc: “Value-based health care means that we become a company that is paid for outcomes as opposed to the product itself. And that is a long-term journey, but eventually, we think that is the right thing for health care; that is the right thing for us. It will make us a more efficient team in our R&D, and we will get rewarded for what we innovate, and health care will get the right value … and, in the long term, [the right] outcomes and lower cost. So, you will see us replicate that model in many other areas … I think our size helps us with a seat at the table to do these contracts, and so I think it will give us a differentiated advantage, not only because of our size, but because of our ability to innovate and link contracts to outcomes.”

Johann P. Rupert, Chairman, Compagnie Financière Richemont S.A.: “If we go and buy something—it does not matter what it is—for five billion euros, then all of you guys are going to applaud it. We are going to be writing off goodwill and discovering problems that we never knew existed, which caused the seller to sell. So, our job is to create goodwill. Our job is to do investments than can replicate the success of a Van Cleef & Arpels. Chloé is very well on its way. So, if Chloé should need more capital to grow than would have been normal, then we will support it. I’d rather invest in our own maisons than go and buy someone else’s problems.”

Thomas Patrick Joyce, CEO, Danaher Corporation: “The diversity and strength of our businesses has served us well in this modest growth environment … One of the ways we differentiate our offering is to partner with customers and help integrate Danaher Business System tools and processes into their labs and workflows. The result can be tremendously impactful—better speed to results, operational efficiency and, ultimately, improved clinician workflows … We think we have an incredibly resilient portfolio right now, underpinned by the level of aftermarket position, and a portfolio we think … will continue to perform well despite uncertainties.”

Brian J. Cassin, CEO, Experian plc: “Regarding analytical products in their industry, ‘PowerCurve’ is called a suite of decisioning and analytics solutions, and I think generally it is the best product of its type in the world. The evidence is that the number of wins that we have in many jurisdictions across the globe and our win rate are extremely high. So, I do not think that you are going to find a better decision for credit risk assessment out there anywhere, and that includes any of our competitors … We think that the growth that we’ve experienced in ‘Decision-as-a-Service,’ as we call it, is going to go on for some time to come.”

Aristotle/Saul Global Opportunities fund	2016 Annual Commentary

PERFORMANCE REVIEW

The Aristotle/Saul Global Opportunities Fund returned 13.60% at NAV in 2016; while the MSCI ACWI (net) Index returned 7.86% in 2016.

The largest contributors to relative performance in 2016 were stock selection in Health Care and Utilities, as well as an allocation to gold-related investments. The largest detractor was a cash position that averaged 14.1% for the year.

2016 Largest Detractors

2016 Largest Contributors

Below is a detailed break-down of contribution to the Fund’s absolute return for the year:

2016
U.S.	6.22%
Canada/Australia	1.28%
Emerging Markets	1.34%
Japan	-0.93%
Fixed Income	-0.11%
Europe/U.K.	1.62%
Gold Related	5.32%
Portfolio Contribution (Local)	14.74%

Foreign Currency, gross	-0.14%
Foreign Currency Hedges	0.07%
Currency Contribution, net*	-0.07%

Fees/Other	-1.07%
Total Net Return	13.60%

*	Approximately 50% of developed markets currency exposure is systematically hedged through short-duration forward contracts.

Performance data quoted here represent past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-844-274-7868.

Aristotle/Saul Global Opportunities fund	2016 Annual Commentary

INVESTMENT ACTIVITY

During the year, we made the following purchases and sales in the Fund:

2016 Portfolio Purchases

2016 Portfolio Sales

One of our objectives is to clearly articulate our intent and actions to fellow shareholders. As such, below is a detailed explanation recent purchases and sales we made for you.  For all purchases and sales made in 2016, please refer to the quarterly commentaries posted on our website at www.aristotoelfunds.com/funds.

Aristotle/Saul Global Opportunities fund	2016 Annual Commentary

As of December 31, 2016

KINDER MORGAN INC.

Kinder Morgan

- $50 billion market capitalization; U.S. company
- Original entity founded in 1997
- One of the largest energy infrastructure companies in North America

A Different Kind of
ENERGY COMPANY

High Quality	Attractive Valuation	Compelling Catalysts
▪ Difficult to replicate, highly fee-based asset base that touches 40% of natural gas production in North America ▪ Backlog of potentially high-return projects	▪ Given the predictive nature of cash flows, the franchise trades at an attractive valuation of approximately 7-9% normalized free cash flow yield	▪ Transition to self-funding business model ▪ Improved capital allocation policy and credit profile ▪ Simplified organizational structure as a C corp.

Sources: Company annual reports, Bloomberg
The company identified above is an example of a holding and is subject to change without notice. The company was selected to help illustrate the investment process described herein. A complete list of holdings is available upon request. This information should not be considered a recommendation to purchase or sell any particular security. Please see important disclosures at the end of this document.

As of December 31, 2016

Kimberly-Clark de México

Kimberly-Clark de México

- $5 billion market capitalization; Mexican company
- Founded in 1931; 48% owned by parent
- Leading paper products company focused on selling diapers, toilet paper, napkins, wet wipes, feminine/adult care and soaps in Mexico

High Quality	Attractive Valuation	Compelling Catalysts
▪ Innovative company ▪ Market leader ▪ Pricing power ▪ Resilient product categories ▪ Strong cash flow generation ▪ Solid financial position	▪ We believe the valuation does not reflect the durability of the business or quality of the brands, especially considering the 7-10% earnings growth and current dividend yield of 5%	▪ Further expansion into less-penetrated niche categories ▪ Improving business mix ▪ Continued bolt-on acquisitions

Sources: Company annual reports, Bloomberg
The company identified above is an example of a holding and is subject to change without notice. The company was selected to help illustrate the investment process described herein. A complete list of holdings is available upon request. This information should not be considered a recommendation to purchase or sell any particular security. Please see important disclosures at the end of this document.

Aristotle/Saul Global Opportunities fund	2016 Annual Commentary

As of December 31, 2016

ASSA ABLOY

Assa Abloy

- SEK 190 billion market capitalization; Swedish company
- Founded in 1994 through merger of Assa (Sweden) and Abloy (Finland)
- Global leader in door opening solutions with world's largest installed base; supply intelligent lock and security solutions

ASSA ABLOY | LOCKWOOD ASSA ABLOY | Silvana ASSA ABLOY | SARGENT ASSA ABLOY

High Quality

- Innovative market leader
- Geographically diversified
- Strong management team
- Significant aftermarket exposure
- Strong financial position

Attractive Valuation

- Offering a normalized free cash flow yield of 6-7%, we believe valuation does not reflect the quality and optionality of the business

Compelling Catalysts

- Improving business mix with further penetration of electromechanical locks
- Continued market share gains
- Consolidating industry

Sources: Company annual reports, Bloomberg

The company identified above is an example of a holding and is subject to change without notice. The company was selected to help illustrate the investment process described herein. A complete list of holdings is available upon request. This information should not be considered a recommendation to purchase or sell any particular security. Please see important disclosures at the end of this document.

As of December 31, 2016

UBS

UBS Group

- CHF 60 billion market capitalization; Swiss company
- With roots dating back to 1854, current entity was founded in 1998 through merger of Union Bank of Switzerland and Swiss Bank Corp.
- Global financial services company focused on wealth management, asset management and investment banking

High Quality

- Enviable global footprint
- Diversified business mix
- Leading private bank and wealth management franchises
- Strong capital position

Attractive Valuation

- At approximately 9x normalized earnings and a slight premium to tangible book value, valuation does not reflect the company's improved business mix and cost controls, in our view

Compelling Catalysts

- Resolution of legacy legal issues
- Increased efficiency at private banking/wealth management
- Transformed investment bank by exiting balance sheet- and capital-intensive businesses

Sources: Company annual reports, Bloomberg

The company identified above is an example of a holding and is subject to change without notice. The company was selected to help illustrate the investment process described herein. A complete list of holdings is available upon request. This information should not be considered a recommendation to purchase or sell any particular security. Please see important disclosures at the end of this document.

Aristotle/Saul Global Opportunities fund	2016 Annual Commentary

Diageo plc and Unilever N.V.

In early October, we stepped aside on two long-time Consumer Staples holdings in the Fund: Diageo and Unilever. In our view, these well-run global leaders may only offer limited room for improvement and are no longer as compelling as other opportunities we have identified at this time. In addition, digital disruption is quietly making its way into the consumer packaged goods industries, and this may not be fully understood by others. We see better risk-reward at this time in LVMH and Assa Abloy.

Toyo Suisan Kaisha, Ltd.

Following two-and-a-half years of strong stock price performance, we exited the Fund’s position in Japanese instant noodle maker Toyo Suisan. The appreciation of the stock seems to have been driven by falling input costs and the defensive nature of the business. We have grown concerned with the company’s fundamentals, as it may be losing share in the United States, its profitable Mexican operations are increasingly challenged and recent capital expenditures focused on Japan may be value destructive. We will continue to closely monitor the progress of this unique company but see a more attractive investment opportunity in Kimberly-Clark de México.

Aristotle/Saul Global Opportunities fund	2016 Annual Commentary

Centamin plc

In the fourth quarter, we sold the Fund’s position in Egyptian-focused gold miner Centamin, as an appropriate margin of safety may no longer exist following significant stock price appreciation. We purchased this, in our view high-quality gold miner with a strong track record of profitability and significant insider ownership in January 2014, and it was a strong contributor to the Fund’s relative performance over the last three years. We used the proceeds from the sale to purchase out-of-favor, Swiss-based financial services company UBS Group.

KDDI Corp.

While KDDI continues to be a good company operating in a stable regulatory environment, we stepped aside during the fourth quarter as CEO Takashi Tanaka has realized much of the room for improvement we identified many years ago (e.g., increasing smartphone penetration, cross-selling and up-selling additional services). The decision was partially attributable to our growing concern about this Japanese telecom company’s global ambitions, highlighted in its recent three-year business plan. Proceeds were used to initiate a position in Vivendi, a company that seems to have much more potential room for improvement.

CONCLUSION

As always, we continue to focus our time on gaining a deeper understanding of businesses and industries and searching for new opportunities in what we believe to be unique and differentiated companies—companies in which we have a well-founded differentiated view of the business or its earnings power.

Gregory Padilla, CFA Principal, Portfolio Manager	Alberto Jimenez Crespo, CFA Principal, Portfolio Manager	Howard Gleicher, CFA CEO & CIO

Aristotle/Saul Global Opportunities fund	2016 Annual Commentary

Aristotle/Saul Global Opportunities Fund (Class I)

Performance Update				December 31, 2016
Total Return	4Q16	1 Year	3 Years	Annualized Since Inception (3/30/12)	Gross/Net Expense Ratio
ARSOX Class I	-0.01%	13.60%	1.03%	4.77%	1.42% / 0.99%
MSCI ACWI Index (Net)	1.19%	7.86%	3.13%	7.30%	N/A

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month‐end, please call 1-844-274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2018, to the extent that the total annual operating expenses do not exceed 0.98% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of the date stated and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Capital makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Recommendations made in the last 12 months are available upon request.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, emerging markets, short sales, derivatives, below-investment-grade bonds, convertible securities and ETFs.

Foreign securities have additional risks, including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less-efficient trading markets, and differing auditing controls and legal standards.

Investments in emerging markets involve even greater risks. The use of short sales and ETFs may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Fund’s losses are potentially unlimited in a short sale transaction. The Fund’s use of short sales and futures contracts leverages the Fund’s portfolio. The Fund’s use of leverage can make the Fund more volatile and magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Aristotle/Saul Global Opportunities fund	2016 Annual Commentary

The Fund may invest in derivatives, which can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative may not correlate with the underlying securities or other securities held directly by the Fund. Such risks include gains or losses that, as a result of leverage, can be substantially greater than the derivatives’ original cost. There is also a possibility that derivatives may not perform as intended, which can reduce opportunity for gain or result in losses by offsetting positive returns in other securities the Fund owns.

Definitions:

•
Brexit is an abbreviation of "British exit", which refers to the June 23, 2016 referendum by British voters to exit the European Union (EU).  The referendum resulted in an overall vote to leave the EU, by 51.9%.

•
The MSCI All Country World Index (ACWI) captures large and mid capitalization representation across 23 developed markets and 21 emerging markets countries. With over 2,400 constituents, the Index covers approximately 85% of the global investable equity opportunity set.

•	The S&P 500® Index is the Standard & Poor's Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.
•
The MSCI Europe Index captures large and mid capitalization representation across 15 developed markets countries in Europe. With 436 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization across the European developed markets equity universe.

•	The Nikkei 225 Stock Average is a price-weighted average of 225 top-rated Japanese companies listed in the first section of the Tokyo Stock Exchange.
•	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.
•	Treasuries are negotiable debt obligations of the U.S. government secured by its full faith and credit and issued at various schedules and maturities.
•	The Bloomberg Commodity Index Total Return aims to provide broadly diversified representation of commodity markets as an asset class.
•
The Brent Forward Dated Index is designed to track the performance of the Brent crude market based on the closest contract expirations. Brent crude is a major trading classification of sweet light crude oil that serves as a major benchmark price for purchases of oil worldwide.

•
The Henry Hub 12-Month Strip is the pricing point for natural gas futures contracts traded on the NYMEX. “Strips” represent the arithmetic average of futures contract prices over the following 12 months.

•	USDA Illinois North Central No. 2 Yellow Corn Spot Price Index is an index that measures yellow corn spot prices.
•	Gold Spot and Copper Spot are commonly used standards for the value of an ounce of gold and copper (respectively) based on the price paid for the precious metal for immediate delivery.
•	The U.S. Dollar Index (USDX) indicates the general international value of the U.S. dollar. The USDX does this by averaging the exchange rates between the U.S. dollar and major world currencies.
•
The International Monetary Fund (IMF) is an international organization headquartered in Washington, D.C., of 189 countries working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth and reduce poverty around the world.

•	The gross domestic product (GDP) is a monetary measure of the market value of all final goods and services produced in a period (quarterly or yearly).
•
The Organization for Economic Co-operation and Development (OECD) is an intergovernmental economic organization with 35 member countries, founded in 1960 to stimulate economic progress and world trade.

Aristotle/Saul Global Opportunities fund	2016 Annual Commentary

The volatility (beta) of the Fund may be greater or less than that of the benchmark. An investor cannot invest directly in this index.

Effective January 17, 2014, Aristotle/Saul Opportunity Fund has been renamed Aristotle/Saul Global Opportunities Fund. In addition, the Fund’s investment strategy has been updated.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2016, the Fund’s holdings and their weights as a percent of total net assets were: Apple Inc., 0.00%; Agnico Eagle Mines, Ltd., 2.38%; Air Liquide S.A., 0.00%; Ameriprise Financial, Inc., 2.47%; Assa Abloy AB-B, 1.98%; Astellas Pharma, Inc., 4.08%; Bank of America Corp., 2.41%; Baxter International, Inc., 2.00%; Cameco Corp., 2.66%; Canadian Natural Resources Limited, 0.00%; Centamin plc, 0.00%; Compagnie Financière Richemont, 1.45%; Continental Resources, Inc., 0.00%; Danaher Corp., 2.95%; Dassault Systèmes S.A., 2.32%; Diageo plc, 0.00%; Dundee Precious Metals Inc., 0.00%; Erste Group Bank AG, 1.61%; Experian plc, 3.03%; Fortive, 0.00%; Givaudan S.A., 2.27%; Hypermarcas S.A., 1.80%; ITC Holdings Corp., 0.00%; KDDI Corp., 0.00%; Kimberly-Clark de Mexico, 2.09; Kinder Morgan, Inc., 1.87%; Kroton Educational, 0.00%; Kubota Corp., 2.39%; Kurita Water Industries, Ltd., 1.84%; Lennar Corp., 2.01%; LVMH Moet Hennessy Louis Vuitton, 2.61%; Martin Marietta Materials, Inc. 3.37%; Medtronic plc, 2.54%; Microsoft Corp., 3.51%; Mondelēz International Inc., 2.68%; National Fuel Gas Company, 2.06%; Newcrest Mining, Ltd., 2.78%; Oshkosh Corp., 0.00%; PayPal Holdings, Inc., 2.06%; Peyto Exploration & Development Corp., 2.87%; PPG Industries, Inc., 2.26%; Oracle Corp., 0.00%; Samsung Electronics, 3.25%; Sandfire Resources NL, 1.47%; Schlumberger Ltd., 2.14%; Stock Spirits Group plc, 1.34%; Time Warner, Inc., 0.00%; Toray Industries, Inc., 2.44%; Toyo Suisan Kaisha, Ltd., 0.00%; UBS Group AG, 1.90%; Unilever N.V., 0.00%; Uranium Participation Corp., 0.98%; Vivendi S.A., 1.98%; Walgreens Boots Alliance, Inc., 2.43%, Xiaomi Inc., 0.00%.

Aristotle/Saul Global Opportunities Fund
FUND PERFORMANCE at December 31, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the MSCI All Country World Index (MSCI ACWI).  Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The index does not reflect expenses, fees, or sales charge, which would lower performance.  This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2016	1 Year	3 Years	Since Inception	Inception Date
Aristotle/Saul Global Opportunities Fund – Class I	13.60%	1.03%	4.77%	03/30/12
MSCI ACWI	7.86%	3.13%	7.30%	03/30/12

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Class I shares were 1.42% and 0.99%, respectively, which were the amounts stated in the current prospectus dated September 1, 2016.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.98% of the average daily net assets of Class I shares of the Fund. This agreement is in effect until April 30, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees.  In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.  Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle /Saul Global Opportunities Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2016

Number of Shares		Value

	COMMON STOCKS – 88.3%
	CONSUMER DISCRETIONARY – 8.1%
17,700	Cie Financiere Richemont S.A.	$1,172,410
37,800	Lennar Corp. - Class A	1,622,754
11,000	LVMH Moet Hennessy Louis Vuitton S.E.	2,100,421
84,200	Vivendi S.A.	1,600,243
		6,495,828

	CONSUMER STAPLES – 8.5%
929,800	Kimberly-Clark de Mexico S.A.B. de C.V. - Class A	1,674,830
48,800	Mondelez International, Inc. - Class A	2,163,304
484,000	Stock Spirits Group PLC	1,078,174
23,700	Walgreens Boots Alliance, Inc.	1,961,412
		6,877,720

	ENERGY – 9.5%
205,000	Cameco Corp.	2,146,350
73,000	Kinder Morgan, Inc.	1,511,830
93,500	Peyto Exploration & Development Corp.	2,312,605
20,600	Schlumberger Ltd.	1,729,370
		7,700,155

	FINANCIALS – 11.4%
18,000	Ameriprise Financial, Inc.	1,996,920
88,000	Bank of America Corp.	1,944,800
44,200	Erste Group Bank A.G. *	1,294,595
42,100	PayPal Holdings, Inc.*	1,661,687
98,000	UBS Group A.G.	1,535,009
278,000	Uranium Participation Corp.*	786,773
		9,219,784

	HEALTH CARE – 13.4%
237,000	Astellas Pharma, Inc.	3,292,145
36,500	Baxter International, Inc.	1,618,410
30,600	Danaher Corp.	2,381,904
181,000	Hypermarcas S.A.	1,453,139
28,850	Medtronic PLC	2,054,986
		10,800,584

	INDUSTRIALS – 9.2%
86,000	Assa Abloy A.B. - Class B	1,596,229
125,700	Experian PLC	2,438,400
135,000	Kubota Corp.	1,927,252

Aristotle /Saul Global Opportunities Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
67,500	Kurita Water Industries Ltd.	$1,486,588
		7,448,469

	MATERIALS – 17.0%
45,800	Agnico Eagle Mines Ltd.	1,923,600
1,000	Givaudan S.A.	1,832,466
12,300	Martin Marietta Materials, Inc.	2,724,819
153,000	Newcrest Mining Ltd.	2,235,874
19,300	PPG Industries, Inc.	1,828,868
291,600	Sandfire Resources NL	1,186,854
243,000	Toray Industries, Inc.	1,967,286
		13,699,767

	TECHNOLOGY – 9.1%
24,600	Dassault Systemes	1,874,520
45,700	Microsoft Corp.	2,839,798
2,210	Samsung Electronics Co., Ltd.	2,622,065
		7,336,383

	UTILITIES – 2.1%
29,350	National Fuel Gas Co.	1,662,384
	TOTAL COMMON STOCKS (Cost $67,011,390)	71,241,074

Principal Amount

	SHORT-TERM INVESTMENTS – 11.0%
$8,835,895	UMB Money Market Fiduciary, 0.010%[1]	8,835,895
	TOTAL SHORT-TERM INVESTMENTS (Cost $8,835,895)	8,835,895

	TOTAL INVESTMENTS – 99.3% (Cost $75,847,285)	80,076,969
	Other Assets in Excess of Liabilities – 0.7%	600,983

	TOTAL NET ASSETS – 100.0%	$80,677,952

PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Sale Contracts	Currency Exchange	Settlement Date	Currency Amount Sold	Value at Settlement Date	Value at December 31, 2016	Unrealized Appreciation (Depreciation)
Australian Dollars	AUD per USD	March 06, 2017	(1,047,831)	$(800,705)	$(754,968)	$45,737
Australian Dollars	AUD per USD	June 01, 2017	(995,267)	(740,546)	(715,603)	24,943
British Pound	GBP per USD	March 06, 2017	(1,345,688)	(1,812,122)	(1,661,254)	150,868
British Pound	GBP per USD	March 06, 2017	48,375	61,171	59,719	(1,452)
Canadian Dollars	CAD per USD	March 06, 2017	(1,905,069)	(1,483,411)	(1,419,998)	63,413
Canadian Dollars	CAD per USD	June 01, 2017	(2,720,902)	(2,030,529)	(2,030,348)	181
Euro	EUR per USD	March 06, 2017	(736,401)	(834,419)	(777,837)	56,582
Euro	EUR per USD	June 01, 2017	(2,479,703)	(2,643,182)	(2,630,976)	12,206
Japanese Yen	JPY per USD	March 06, 2017	(87,088,359)	(859,704)	(747,676)	112,028
Japanese Yen	JPY per USD	June 01, 2017	(406,872,115)	(3,646,990)	(3,508,986)	138,004
Sweden Krona	SEK per USD	June 15, 2017	(7,535,040)	(808,688)	(834,949)	(26,261)
Swiss Franc	CHF per USD	June 01, 2017	(2,292,865)	(2,278,184)	(2,274,077)	4,107
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS				$(17,877,309)	$(17,296,953)	$580,356

AUD - Australian Dollars
CAD - Canandian Dollars
EUR - Euro
GBP - Bristish Pound
JPY - Japanese Yen
SEK - Sweden Krona
CHF - Swiss Franc

See accompanying Notes to Financial Statements.

Aristotle /Saul Global Opportunities Fund
SUMMARY OF INVESTMENTS
As of December 31, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Materials	17.0%
Health Care	13.4%
Financials	11.4%
Energy	9.5%
Industrials	9.2%
Technology	9.1%
Consumer Staples	8.5%
Consumer Discretionary	8.1%
Utilities	2.1%
Total Common Stocks	88.3%
Short-Term Investments	11.0%
Total Investments	99.3%
Other Assets in Excess of Liabilities	0.7%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2016

Assets:
Investments, at value (cost $75,847,285)	$80,076,969
Receivables:
Fund shares sold	541
Unrealized appreciation on forward foreign currency exchange contracts	608,069
Dividends and interest	116,796
Prepaid expenses	4,577
Total assets	80,806,952

Liabilities:
Payables:
Unrealized depreciation on forward foreign currency exchange contracts	27,713
Fund shares redeemed	310
Advisory fees	40,437
Auditing fees	18,501
Transfer agent fees and expenses	14,317
Fund accounting fees	8,890
Fund administration fees	5,853
Custody fees	4,689
Chief Compliance Officer fees	930
Trustees' fees and expenses	379
Accrued other expenses	6,981
Total liabilities	129,000

Net Assets	$80,677,952

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$76,598,778
Accumulated net investment income	20,689
Accumulated net realized loss on investments and foreign currency transactions	(751,390)
Net unrealized appreciation (depreciation) on:
Investments	4,229,684
Forward foreign currency exchange contracts	580,356
Foreign currency translations	(165)
Net Assets	$80,677,952

Class I:
Shares of beneficial interest issued and outstanding	6,963,372
Net asset value per share	$11.59

See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

Investment Income:
Dividends and Interest (net of foreign withholding taxes of $72,240)	$1,223,498
Total investment income	1,223,498

Expenses:
Advisory fees	670,117
Fund administration fees	75,345
Transfer agent fees and expenses	66,676
Fund accounting fees	57,025
Custody fees	23,946
Auditing fees	19,501
Registration fees	17,907
Legal fees	17,471
Shareholder reporting fees	7,343
Miscellaneous	7,079
Trustees' fees and expenses	6,341
Chief Compliance Officer fees	4,937
Insurance fees	1,003
Total expenses	974,691
Advisory fees waived	(188,194)
Net expenses	786,497
Net investment income	437,001

Realized and Unrealized Gain on Investments, Forward foreign currency exchange contracts and Foreign Currency:
Net realized gain on:
Investments	995,369
Forward foreign currency exchange contracts	48,912
Foreign currency transactions	13,120
Net realized gain	1,057,401
Net change in unrealized appreciation/depreciation on:
Investments	7,297,542
Forward foreign currency exchange contracts	396,894
Foreign currency translations	424
Net change in unrealized appreciation/depreciation	7,694,860
Net realized and unrealized gain on investments, forward foreign currency exchange contracts and foreign currency	8,752,261
Net Increase in Net Assets from Operations	$9,189,262

See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$437,001	$537,281
Net realized gain (loss) on investments, forward foreign currency exchange contracts and foreign currency transactions	1,057,401	(898,146)
Net change in unrealized appreciation/depreciation on investments, forward foreign currency exchange contracts and foreign currency translations	7,694,860	(2,127,328)
Net increase (decrease) in net assets resulting from operations	9,189,262	(2,488,193)

Distributions to Shareholders:
From net investment income	(518,262)	(783,280)
Total distributions to shareholders	(518,262)	(783,280)

Capital Transactions:
Class I:
Net proceeds from shares sold	23,279,935	33,122,233
Reinvestment of distributions	261,108	535,769
Cost of shares redeemed[1]	(14,222,667)	(14,357,068)
Net increase in net assets from capital transactions	9,318,376	19,300,934

Total increase in net assets	17,989,376	16,029,461

Net Assets:
Beginning of period	62,688,576	46,659,115
End of period	$80,677,952	$62,688,576

Accumulated net investment income	$20,689	$61,321

Capital Share Transactions:
Class I:
Shares sold	2,133,415	3,038,473
Shares reinvested	22,963	53,072
Shares redeemed	(1,297,198)	(1,382,673)
Net increase in capital share transactions	859,180	1,708,872

[1]	Net of redemption fee proceeds of $5,068 and $3,065, respectively.

See accompanying Notes to Financial Statements.

Aristotle/Saul Global Opportunities Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Period March 30, 2012* through December 31, 2012
Net asset value, beginning of period	$10.27	$10.62	$11.64	$10.09	$10.00
Income from Investment Operations:
Net investment income[1]	0.07	0.09	0.20	0.13	0.09
Net realized and unrealized gain (loss) on investments	1.33	(0.30)	(1.06)	1.75	0.11
Total from investment operations	1.40	(0.21)	(0.86)	1.88	0.20

Less Distributions:
From net investment income	(0.08)	(0.14)	(0.15)	(0.22)	(0.11)
From net realized gain	-	-	(0.01)	(0.11)	-
Total distributions	(0.08)	(0.14)	(0.16)	(0.33)	(0.11)

Redemption fee proceeds	- [2]	- [2]	- [2]	- [2]	-

Net asset value, end of period	$11.59	$10.27	$10.62	$11.64	$10.09

Total return[3]	13.60%	(1.97)%	(7.41)%	18.72%	1.95%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$80,678	$62,689	$46,659	$15,108	$12,063

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	1.31%	1.41%	1.54%	2.51%	3.23%[5]
After fees waived and expenses absorbed	1.06%[7]	1.10%	1.06%[6]	0.87%[6]	0.90%[5,6]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	0.33%	0.56%	1.24%	(0.44)%	(1.04)%[5]
After fees waived and expenses absorbed	0.58%	0.87%	1.72%	1.20%	1.29%[5]

Portfolio turnover rate	39%	51%	67%	24%	32%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.
[6]
Effective April 1, 2014, the Fund’s advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.10% of average daily net assets of the Fund.Prior to April 1, 2014, the Fund’s advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.25% of average daily net assets of the Fund.  In addition, the Fund’s advisor agreed to voluntarily waive a portion of its fees and/or reimburse the Fund for expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) above 0.85%.

[7]
Effective September 1, 2016, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.98% of average daily net assets of the Fund. Prior to September 1, 2016, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.10% of average daily net assets of the Fund.

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund	2016 Annual Commentary

Dear Fellow Shareholders,

The year 2016 was largely characterized by generally strong performance in domestic equity markets following the unexpected election of Donald Trump, and flattish returns for the developed non-U.S. markets once the effects of currency translation are considered.  At the end of the year, investors shrugged off geopolitical concerns and focused on the President-elect’s plans for deregulation and fiscal stimulus, such as infrastructure spending and lower taxes, helping to push the Dow Jones Industrial Average to new all-time highs in the latter part of the year.  Global stock indices posted similarly positive performance in local currency terms; however, the U.S. dollar strongly advanced against most major currencies in the second half of the year and detracted from international returns for U.S.-based investors.  In this environment, the MSCI EAFE Index (net) posted a total return of 1.00% (in U.S. dollar terms), meaningfully below its 5.34% return in local currency terms.

In developed Europe, investors remained optimistic about signs of improving economic growth, bidding up the prices of most European equities.  That said; much of the confidence in Europe was dampened by various political concerns that seemed to dominate news headlines.  After the dual surprises of Donald Trump’s election in the United States and Great Britain’s vote to depart from the European Union, a heightened sense of uncertainty was felt throughout the region, as investors braced themselves for several key elections that will take place in 2017.  Additionally, Italian Prime Minister Matteo Renzi announced that he would resign after his proposed constitutional reform referendum was resoundingly defeated.  In an attempt to reassure financial markets in Italy—the eurozone's third-largest economy—government officials approved a €20 billion rescue fund for fragile banks just before year-end.  Overall, the MSCI Europe Index finished the year up 7.23% in local currency terms but lost 0.40% for U.S. investors due to the strong dollar appreciation.

In developed Asia, the region’s largest market told a slightly different story.  Japanese equities delivered negative returns in local terms, but finished the year slightly up in U.S. dollar terms.  In Tokyo, the Nikkei 225 touched a one-year high in December after the Bank of Japan decided to leave its accommodative monetary policy unchanged, following a two-day summit meeting.  Bank of Japan Governor Haruhiko Kuroda stated that he will continue to keep interest rates on 10-year government bonds at zero until inflation ticks up over 2%.  In the labor market, unemployment remained at decade lows in Japan, yet wage growth remained lethargic.  The MSCI Japan Index finished the year down 0.74% in local currency terms, but gained 2.38% for U.S.-based investors when translated into dollars.

The emerging markets closed the year in positive territory, mostly as a result of a strong rally at the beginning of 2016.  Despite the decision by the U.S. Federal Reserve to raise interest rates and the dollar surging, the MSCI Emerging Markets Index returned 11.19% in U.S. dollar terms during 2016, slightly better than its 9.69% in local currency terms.  Several emerging market currencies plunged during the year against the dollar, including the Mexican peso and the Indian rupee.  The continued weakness in the Mexican peso turned an 8.36% local return into a negative 9.16% return in U.S. dollar terms during the year.  In India, equity markets also had a difficult time after the government surprisingly moved to pull 86% of the country’s currency from circulation in an attempt to stop tax evasion.  Investors worried that, by doing so, consumer spending would halt and economic growth would be negatively affected.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 1-844-274-7868.

FOR MORE INFORMATION, PLEASE CONTACT:
Phone: (888) 661-6691 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle International Equity Fund	2016 Annual Commentary

PERFORMANCE REVIEW

For the year, the Aristotle International Equity Fund returned -1.17% at NAV (in U.S. dollar terms), underperforming the 1.00% total return of the MSCI EAFE Index (net) and the 4.50% total return of the MSCI ACWI ex USA Index (net).

The primary source of the Fund’s underperformance for the year relative to the MSCI EAFE Index was security selection.  Relative sector weights, the by-product of our bottom-up stock selection decisions, had a modest positive impact.  Our underweight in Materials—the second best-performing sector, combined with stock selection in the sector, negatively impacted returns.  Despite a slight overweight in the Energy sector, the best-performing sector in 2016, stock selection on this space also negatively impacted relative returns.  Our underweight in the Health Care sector, combined with stock selection, led this sector to be our best source of relative returns.  In addition, stock selection in the Utilities sector helped contribute to positive returns relative to the benchmark.

Kimberly-Clark de México was the largest detractor from overall performance in 2016.  Founded in 1931, Kimberly-Clark de México SAB de C.V. is the Mexican subsidiary of Kimberly Clark.  The company offers a diversified suite of household disposable products, including diapers and child care products, feminine products, napkins, face wipes, health care products and bath tissue.  Additionally, the company has a robust collection of household-name brands, such as Huggies, Depends and Kleenex.  Shares of Kimberly-Clark de México were down more than 17% in local terms, a result that was exacerbated by continued weakness in the Mexican peso.  The outcome of the U.S. election led to uncertainty regarding the future of the United States’ relationship with Mexico, which weighed on returns.  We consider the long-term prospects of the company to be quite strong and feel that this recent movement in the share price is driven more by politics and less by fundamentals.

Siemens  was the largest contributor to overall performance in 2016. In 2016, Siemens AG returned over 30% in local terms (29.69% in U.S. dollar terms) as the change in strategy instituted by CEO Joe Kaeser in 2013 delivered solid results.  The shift from a growth focus to an emphasis on operational efficiency, project execution and rationalization of operating segments led to improvements across Siemens’ businesses.  Industrial operating margins grew by 70 basis points as six of eight segments improved returns.  Major projects—such as Siemens largest-ever order to expand Egypt’s power generation by 45%—came in on time and on budget, two goals that were elusive in years past.  Siemens also brought some focus to its business segments with the announced wind power joint venture with Gamesa and the planned IPO of its Healthineers business.  We see continued catalysts for further improvement at Siemens.

Aristotle International Equity Fund	2016 Annual Commentary

INVESTMENT ACTIVITY

During the year, we made the following purchases and sales in the Fund.

Purchases - 2016

Sales - 2016

One of our objectives is to clearly articulate the thought process behind our investments to our fellow shareholders.  Below is an example of the most recent purchase we made in the Fund.

LVMH MOËT HENNESSY LOUIS VUITTON

Founded on January 1, 1987 from the merger of Louis Vuitton and Moët Hennessy, LVMH Moët Hennessy Louis Vuitton SE (LVMH) is one of the most recognizable manufacturers and retailers of luxury goods in the world.  The company operates through its five key business segments:  Wines & Spirits, Fashion & Leather Goods, Perfumes & Cosmetics, Watches & Jewelry and Selective Retailing.  LVMH boasts a portfolio of brands that are differentiated and diversified by both product category and geography.

Aristotle International Equity Fund	2016 Annual Commentary

High-Quality Business
Our investment process begins by seeking out businesses that we believe are of high or improving quality.  In our view, there are several ways in which LVMH exhibits the high-quality characteristics that the Aristotle Capital investment team seeks to identify.  LVMH possesses an enviable portfolio of recognizable brands with leading market share positions, including Louis Vuitton, Fendi, Dom Pérignon, Sephora, Bulgari and TAG Heuer.  In addition, the company is a well-diversified business that consistently generates significant free cash flow.

Attractive Valuation
Once we have concluded that the company meets our quality criteria, we analyze the company’s valuation.  In our view, LVMH has tended to trade at a discount to its luxury peers due in part to its perceived “conglomerate” structure, which we believe is unjustified.  Looking through the lens of normalized revenue, earnings and cash flow, the valuation seems compelling for a company of this quality and consistency.

Catalysts
We believe attractive investments are often found in companies continually striving to become better.  We refer to these company-specific drivers as catalysts.  Among the catalysts we have identified for LVMH are:

•	Growing scale advantage in the various markets it serves
•	Sephora continues to have meaningful expansion opportunities while gaining additional share from traditional fragrance and cosmetics distribution channels
•	Bulgari stands to benefit longer term from the shift to branded jewelry, coupled with the increased investment and marketing muscle of being part of LVMH
•	Strong free cash flow generation, which we believe will increase meaningfully over time as capital expenditures level off

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

OUTLOOK

With 2016 behind us, it is valuable to briefly pause and reflect upon the events of the year, if for no other reason than to see what can be learned with perfect hindsight.  One could make the case that the past year was most clearly characterized by a series of consecutive “unexpected outcomes.”  Political forecasters and market observers were forced to come forward on several occasions with hat in hand after seemingly unanimous predictions were proven incorrect.  The United Kingdom’s decision to withdraw from the European Union, widely known as “Brexit,” sent shock waves through financial markets and political assemblies, particularly given the near-universal view that the U.K. would vote to stay.  Even the betting houses in Europe had it wrong, with the odds of a vote to leave the EU at less than 10%.

Aristotle International Equity Fund	2016 Annual Commentary

Even more pronounced was the surprise victory of Donald Trump over opponent Hillary Clinton, which was perceived by some to be a political impossibility.  What’s more; market forecasters and many prominent investors claimed that a Clinton victory would be positive for equity markets and a Trump win would be injurious.  Yet, during the week of the election, the U.S. stock market had its best showing since 2014.  Even more fascinating is the fact that the market rose in the two days leading up to the election, when most predicted that Clinton would clinch the White House, and then continued to rally after Donald Trump was elected.

Within the context of these observations, we at Aristotle Capital are more aware than ever that basing our investment decisions on macroeconomic events and political outcomes would be nothing short of irresponsible. Additionally, as evidenced by the election week rally, we are cognizant of the fact that investors frequently make irrational decisions based on nothing more than human emotion and that decision-making is rarely based solely on logic.  What is certain, however, is that the “consensus view” is frequently wrong—just ask a political forecaster.  Because of these truths, our investment team chooses to direct the vast majority of its efforts toward activities within our control.  As always, we spend the majority of our time studying and identifying unique businesses that have the potential to thrive regardless of the broader environment.  Through deep and thorough fundamental research, we seek to identify differentiated businesses likely to outperform their peers on a three- to five-year time horizon.  We endeavor to create a diversified, yet focused, portfolio that reflects our high level of conviction in the management teams of the companies whose stocks we own. Through this time-tested investment approach, we look forward to navigating the ever-changing market landscape in 2017.

Sean Thorpe Principal, Portfolio Manager	Geoffrey Stewart, CFA Principal, Portfolio Manager	Howard Gleicher, CFA CEO & CIO

Aristotle International Equity Fund	2016 Annual Commentary

Aristotle International Equity Fund (Class I)
Performance Update	December 31, 2016
Total Return	4Q16	1- Year	Annualized Since Inception (3/31/14)	Gross/Net Expense Ratio
ARSFX Class I	-4.31%	-1.17%	-3.19%	4.22% / 0.93%
MSCI EAFE Index (Net)	-0.71%	1.00%	-1.98%	N/A

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-844-274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2018, to the extent that the total annual operating expenses do not exceed 0.93% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of the date stated and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Capital makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Recommendations made in the last 12 months are available upon request.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, emerging markets, small-capitalization and mid-capitalization companies.

Foreign securities have additional risks, including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less-efficient trading markets, and differing auditing controls and legal standards. Investments in emerging markets involve even greater risks. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general.

Aristotle International Equity Fund	2016 Annual Commentary

Definitions:

•	The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange (NYSE) and the NASDAQ
•
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

•
The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 developed market countries (excluding the United States) and 23 emerging market countries. With over 1,800 constituents, the Index covers approximately 85% of the global equity opportunity set outside the United States.

•	The MSCI Europe Index is a free float‐adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe
•
The Nikkei 225 Stock Average is a price-weighted index comprised of Japan's top 225 blue-chip companies traded on the Tokyo Stock Exchange. The Nikkei is equivalent to the Dow Jones Industrial Average Index in the United States.

•
The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. The index covers approximately 85% of the free float-adjusted market capitalization in Japan.

•
The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

•
Brexit is an abbreviation of "British exit", which refers to the June 23, 2016 referendum by British voters to exit the European Union (EU). The referendum resulted in an overall vote to leave the EU, by 51.9%.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2016, the Fund’s holdings and their weights as a percent of total net assets were: Accenture plc, 3.62%; AES Corp., 2.62%; Anglo American plc, 0.00%; Assa Abloy AB, 2.39%; Astellas Pharma Inc., 2.57%; Banco Bilbao Vizcaya Argentaria SA, 2.70%; BASF SE, 2.61%; Brookfield Asset Management, Inc., 2.86%; Cameco Corp., 1.40%; Compagnie Financière Richemont SA, 1.87%; Compass Group plc, 3.59%; Daiichi Sankyo Company, Ltd., 0.00%; Dassault Systèmes SA, 3.24%; DBS Group Holdings Ltd., 2.50%; Diageo plc, 0.00%; Erste Group Bank AG, 2.42%; Experian plc, 3.16%; Grupo Bimbo, S.A.B. de C.V., 0.00%;  Heineken NV, 3.02%; HSBC Holdings plc, 0.00%; KDDI Corp., 3.61%; Kimberly-Clark De México, 2.36%; Kubota Corp., 2.45%; LVMH Moët Hennessy Louis Vuitton SE, 2.88%; Marui Group Co. Ltd., 2.32%; Medtronic plc, 2.56%; Mondelēz International, 3.17%; National Grid plc, 1.90%; Nestlé SA, 0.00%; Nidec Corp., 3.43%; Novartis AG, 2.69%; ORIX Corp., 2.68%; Reckitt Benckiser Group plc, 3.02%; Royal DMS NV, 0.00%; Samsonite International SA, 2.18%; Schlumberger Ltd., 2.87%; Sensata Technologies Holding, 2.59%; Shinsei Bank Ltd., 2.05%; Siemens AG, 2.96%; TE Connectivity Ltd., 0.00%; Toray Industries Inc., 2.77%; Total SA, 2.30%; UBS Group AG, 3.29%; Unilever NV, 2.65%; Weatherford International plc, 0.00%.

Aristotle International Equity Fund
FUND PERFORMANCE at December 31, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the MSCI Europe, Australian, Far East Index (MSCI EAFE).  Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.  The index does not reflect expenses, fees or sales charge, which would lower performance.  This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2016	1 Year	Since Inception	Inception Date
Aristotle International Equity Fund – Class I	-1.17%	-3.19%	03/31/14
MSCI EAFE Index	1.00%	-1.98%	03/31/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Class I shares were 4.22% and 0.93%, respectively, which were the amounts stated in the current prospectus dated September 1, 2016.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.93% of the Fund’s average daily net assets.  This agreement is in effect until April 30, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees.  In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.  Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle International Equity Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2016

Number of Shares		Value

	COMMON STOCKS – 97.7%
	COMMUNICATIONS – 3.6%
15,400	KDDI Corp.	$389,958

	CONSUMER DISCRETIONARY – 12.9%
3,050	Cie Financiere Richemont S.A.	202,025
21,000	Compass Group PLC	388,477
1,630	LVMH Moet Hennessy Louis Vuitton S.E.	311,244
17,200	Marui Group Co., Ltd.	251,212
82,700	Samsonite International S.A.	236,225
		1,389,183
	CONSUMER STAPLES – 14.3%
4,350	Heineken N.V.	326,296
141,000	Kimberly-Clark de Mexico S.A.B. de C.V. - Class A	253,981
7,750	Mondelez International, Inc. - Class A	343,557
3,850	Reckitt Benckiser Group PLC	326,733
6,950	Unilever N.V.	286,157
		1,536,724
	ENERGY – 6.6%
14,500	Cameco Corp.	151,620
3,700	Schlumberger Ltd.	310,615
4,850	TOTAL S.A.	248,728
		710,963
	FINANCIALS – 18.6%
43,200	Banco Bilbao Vizcaya Argentaria S.A.	291,668
9,400	Brookfield Asset Management, Inc. - Class A	310,136
22,600	DBS Group Holdings Ltd.	270,601
8,950	Erste Group Bank A.G.*	262,141
18,600	ORIX Corp.	290,279
132,000	Shinsei Bank Ltd.	221,365
22,700	UBS Group A.G.	355,558
		2,001,748
	HEALTH CARE – 7.9%
20,000	Astellas Pharma, Inc.	277,818
3,900	Medtronic PLC	277,797
4,000	Novartis A.G.	291,074
		846,689
	INDUSTRIALS – 17.0%
13,900	Assa Abloy A.B. - Class B	257,995
17,600	Experian PLC	341,415

Aristotle International Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
18,600	Kubota Corp.	$265,532
4,300	Nidec Corp.	371,042
7,200	Sensata Technologies Holding N.V.*	280,440
2,600	Siemens A.G.	319,663
		1,836,087
	MATERIALS – 5.4%
3,040	BASF S.E.	282,592
37,000	Toray Industries, Inc.	299,546
		582,138
	TECHNOLOGY – 6.9%
3,350	Accenture PLC - Class A	392,385
4,600	Dassault Systemes	350,520
		742,905
	UTILITIES – 4.5%
24,400	AES Corp.	283,528
17,500	National Grid PLC	205,238
		488,766
	TOTAL COMMON STOCKS (Cost $10,515,846)	10,525,161

Principal Amount

	SHORT-TERM INVESTMENTS – 2.6%
$274,763	UMB Money Market Fiduciary, 0.010%[1]	274,763
	TOTAL SHORT-TERM INVESTMENTS (Cost $274,763)	274,763

	TOTAL INVESTMENTS – 100.3% (Cost $10,790,609)	10,799,924
	Liabilities in Excess of Other Assets – (0.3)%	(27,391)

	TOTAL NET ASSETS – 100.0%	$10,772,533

PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund
SUMMARY OF INVESTMENTS
As of December 31, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	18.6%
Industrials	17.0%
Consumer Staples	14.3%
Consumer Discretionary	12.9%
Health Care	7.9%
Technology	6.9%
Energy	6.6%
Materials	5.4%
Utilities	4.5%
Communications	3.6%
Total Common Stocks	97.7%
Short-Term Investments	2.6%
Total Investments	100.3%
Liabilities in Excess of Other Assets	(0.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2016

Assets:
Investments, at value (cost $10,790,609)	$10,799,924
Receivables:
Dividends and interest	28,305
Due from Advisor	10,223
Prepaid expenses	2,147
Total assets	10,840,599

Liabilities:
Payables:
Offering costs - Advisor	23,081
Auditing fees	18,494
Fund accounting fees	6,035
Transfer agent fees and expenses	4,485
Fund administration fees	3,553
Custody fees	3,491
Chief Compliance Officer fees	1,439
Trustees' fees and expenses	305
Accrued other expenses	7,183
Total liabilities	68,066

Net Assets	$10,772,533

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$11,526,040
Accumulated net investment loss	(33,304)
Accumulated net realized loss on investments and foreign currency transactions	(729,052)
Net unrealized appreciation (depreciation) on:
Investments	9,315
Foreign currency translations	(466)
Net Assets	$10,772,533

Class I:
Shares of beneficial interest issued and outstanding	1,211,204
Net asset value per share	$8.89

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $27,207)	$312,795
Interest	1,296
Total investment income	314,091

Expenses:
Advisory fees	106,159
Fund accounting fees	42,310
Fund administration fees	37,149
Transfer agent fees and expenses	27,571
Custody fees	23,532
Registration fees	21,820
Auditing fees	19,509
Legal fees	13,507
Shareholder servicing fees (Note 7)	9,897
Trustees' fees and expenses	6,317
Chief Compliance Officer fees	5,517
Miscellaneous	4,969
Shareholder reporting fees	2,050
Insurance fees	1,204
Total expenses	321,511
Advisory fees waived	(106,159)
Other expenses absorbed	(76,181)
Net expenses	139,171
Net investment income	174,920

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized loss on:
Investments	(337,377)
Foreign currency transactions	(3,120)
Net realized loss	(340,497)
Net change in unrealized appreciation/depreciation on:
Investments	419,594
Foreign currency translations	(162)
Net change in unrealized appreciation/depreciation	419,432
Net realized and unrealized gain on investments and foreign currency	78,935

Net Increase in Net Assets from Operations	$253,855

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$174,920	$59,802
Net realized loss on investments and foreign currency transactions	(340,497)	(407,165)
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	419,432	(253,462)
Net increase (decrease) in net assets resulting from operations	253,855	(600,825)

Distributions to Shareholders:
From net investment income	(182,108)	(69,543)
Total distributions to shareholders	(182,108)	(69,543)

Capital Transactions:
Class I:
Net proceeds from shares sold	4,200,234	14,373,585
Reinvestment of distributions	182,108	69,544
Cost of shares redeemed[1]	(5,770,361)	(3,301,945)
Net increase (decrease) in net assets from capital transactions	(1,388,019)	11,141,184

Total increase (decrease) in net assets	(1,316,272)	10,470,816

Net Assets:
Beginning of period	12,088,805	1,617,989
End of period	$10,772,533	$12,088,805

Accumulated net investment loss	$(33,304)	$(10,846)

Capital Share Transactions:
Class I:
Shares sold	495,413	1,502,219
Shares reinvested	20,485	7,744
Shares redeemed	(626,355)	(364,725)
Net increase (decrease) in capital share transactions	(110,457)	1,145,238

[1]	Net of redemption fee proceeds of $0 and $1,411, respectively.

See accompanying Notes to Financial Statements.

Aristotle International Equity Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period March 31, 2014* through December 31, 2014
Net asset value, beginning of period	$9.15	$9.17	$10.00
Income from Investment Operations:
Net investment income[1]	0.12	0.09	0.10
Net realized and unrealized loss on investments and foreign currency	(0.23)	(0.07)	(0.87)
Total from investment operations	(0.11)	0.02	(0.77)

Less Distributions:
From net investment income	(0.15)	(0.04)	(0.06)

Net asset value, end of period	$8.89	$9.15	$9.17

Total return[2]	(1.17)%	0.25%	(7.67)%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,773	$12,089	$1,618

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.43%	4.22%	20.20%[4]
After fees waived and expenses absorbed	1.05%[5]	1.10%	1.10%[4]

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.06)%	(2.13)%	(17.79)%[4]
After fees waived and expenses absorbed	1.32%	0.99%	1.31%[4]

Portfolio turnover rate	48%	86%	5%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.
[5]
Effective September 1, 2016, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 0.93% of average daily net assets of the Fund. Prior to September 1, 2016, the Fund's advisor had contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.10% of average daily net assets of the Fund.

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund	2016 Annual Commentary

Dear Fellow Shareholders,

Bank loans, high yield and investment-grade bonds posted gains in 2016 amid rising risk-free rates.  In the rising rate environment, the Aristotle Strategic Credit Fund returned 11.07% at NAV, exceeding the 9.59% return of the benchmark due to positive security selection and sector allocation.  The benchmark* represents a blend of 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Bloomberg Barclays Intermediate Corporate Index and 1/3 Credit Suisse Leveraged Loan Index.

In 2016, domestic risk-free rates rose as growth and inflation picked up.

Risk-free rates began rising mid year on signs of strengthening global growth and inflation (the latter led by higher commodity prices and a tightening U.S. labor market).  The upward trend in rates accelerated after the U.S. presidential election on expectations that Donald Trump’s fiscal policies would lead to stronger domestic growth, higher inflation and a steeper trajectory of future Federal Reserve (the Fed) policy actions.  On December 14, the Fed increased its target rate 0.25%, pointing to favorable conditions in the labor market, which is nearing full employment, and inflation, which is moving closer to its 2% target.  Forward guidance from Fed officials suggested that the central bank would raise rates three times in 2017.

Against this backdrop, yields rose across the U.S. Treasury curve, with long rates climbing faster than short rates in a classic “bear steepener.”  At the shorter end of the curve, the two-year Treasury yield started the year just above 1.00% and finished at 1.20%.  The benchmark 10-year rate began at 2.24% and settled at 2.45%.  The improving economic backdrop, combined with higher yields, spurred demand for corporate credit.  As a result, credit spreads narrowed during the year, helping to cushion some of the rise in risk-free rates.

The bank loan, high yield bond and investment-grade corporates markets generated positive returns.

The Credit Suisse Leveraged Loan Index gained 9.88% in 2016.  Issuer fundamentals remained solid, although favorable technical conditions were the key driver of returns.  While 2016 collateralized loan obligation (CLO) volume was down from the prior year, CLO activity picked up significantly in the fourth quarter as refinancing activity helped drive the three highest monthly volumes on record, according to J.P. Morgan.  At the same time, loan funds experienced strong inflows due to investor concerns about rising interest rates and new-issue supply started to decrease.

*
Blended benchmark represents a blend of blend of 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Bloomberg Barclays Intermediate Corporate Index and 1/3 Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. High Yield Loans Index was retired on September 30, 2016 and was replaced with the Credit Suisse Leveraged Loan Index effective October 1, 2016.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 1-844-274-7868.

FOR MORE INFORMATION, PLEASE CONTACT:
Phone: (888) 661-6691 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle Strategic Credit Fund	2016 Annual Commentary

The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index returned 14.09% for the year, as the combination of yield carry and spread tightening offset the negative impact of rising interest rates.  Gains in the high yield market were broad-based, with all major credit tiers and most industries advancing.  As commodities continued to rebound, the Basic Industry and Energy industries generated the strongest returns.  Communications and Utility also performed well.  The only industry that generated losses for the year was Health Care.

Investment-grade credit, as measured by the Bloomberg Barclays Intermediate Corporate Index, returned 4.04%, as the increase in domestic risk-free rates overwhelmed spread tightening and yield carry.  On a relative basis, commodity-oriented industries were among the strongest performers in the investment-grade market, while notable laggards included Construction Machinery and Banking.

PERFORMANCE REVIEW

The Aristotle Strategic Credit Fund returned 11.07% at NAV, outperforming the 9.59% return of its blended benchmark on the strength of security selection and sector allocation.

The Fund, which is designed to perform well in flat-to-rising interest rate environments, benefited from an underweight to investment-grade corporates and an overweight to high yield bonds relative to the benchmark.  Favorable security selection in all three sectors—high yield, investment-grade corporates and bank loans—also added a considerable amount to relative performance, led by holdings in the Health Care, Automotive and Finance industries.  These positive effects were partly offset by industry allocations, which detracted from results versus the benchmark.  Underweights to the Metals & Mining and Energy industries were particularly unfavorable.

OUTLOOK

In our view, demand for yield and stronger U.S. economic growth will help counter the effects of the rise in risk-free rates that we anticipate in 2017.

We believe risk-free rates will continue to increase in 2017, as inflation expectations creep higher and the market distortions caused by global central banks, and, more specifically for domestic bonds, by the Federal Reserve, begin to dissipate, allowing real rates to move higher.  The Fed will likely continue to tighten in 2017, bringing risk-free rates above 1% by the end of the year.  However, the Fed has indicated that it will be cautious in its approach, and relatively low rates in developed foreign markets should continue to drive strong demand for U.S. bonds, thereby helping to contain the rise in risk-free rates that we are expecting.  The potential for economic growth to pick up under the Trump administration would also be supportive of corporate credit.

Aristotle Strategic Credit Fund	2016 Annual Commentary

Following a strong 2016 performance across the U.S. credit markets, valuations on investment-grade corporate credit now appear in line with long-term averages, while valuations on bank loans and high yield bonds look relatively full.  That said; with interest rates as low as they are globally, we think that fund flows coming into the United States will be focused on areas that have more yield and are less sensitive to interest rates, such as bank loans, high yield and lower-quality, investment-grade credit.

The Fund remains overweight higher yielding credit sectors and underweight investment-grade corporates.  We continue to focus on U.S. credits and remain underweight commodity industries in favor of consumer-based cyclicals and select financials.

On December 31, 2016, the Fund was composed of 41.0% high yield, 35.7% bank loans and 20.2% investment-grade corporates, with the balance in cash.  These allocations are consistent with our goal of positioning the Fund with less interest rate sensitivity and more credit risk than the benchmark.  While we continue to favor high yield and bank loans, we are unlikely to reduce our exposure to investment-grade corporates in the near term because we think any short-term increases in rates will be relatively small compared to the rate move we saw in the fourth quarter.  We continue to emphasize domestic issuers, since we believe the U.S. economy is on solid footing, particularly compared to other major economies, and we remain intensely focused on bottom-up opportunities given relatively full valuations in the credit markets.  The Fund’s significant active exposures at year-end included overweights to Finance Companies, Industrials and REITs & Real Estate Related companies and underweights to Banking, Media Entertainment and Food, Beverage & Tobacco companies.

Douglas Lopez, CFA Principal, Portfolio Manager	Terence Reidt, CFA Principal, Portfolio Manager

Aristotle Strategic Credit Fund	2016 Annual Commentary

Aristotle Strategic Credit Fund (Class I)

Performance Update	December 31, 2016
Total Return	4Q16	1 Year	Annualized Since Inception (12/31/14)	Gross/Net Expense Ratio
ARSSX Class I	1.06%	11.07%	4.07%	3.12% / 0.63%
Blended Benchmark*	0.50%	9.59%	4.27%	N/A

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-844-274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2017, to the extent that the total annual operating expenses do not exceed 0.62% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

*
Blended benchmark represents a blend of blend of 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Bloomberg Barclays Intermediate Corporate Index and 1/3 Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. High Yield Loans Index was retired on September 30, 2016 and was replaced with the Credit Suisse Leveraged Loan Index effective October 1, 2016.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this commentary were as of the date stated and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Credit makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Credit reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Recommendations made in the last 12 months are available upon request.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in fixed income securities, high yield bonds, bank loans, foreign securities and emerging markets.

Aristotle Strategic Credit Fund	2016 Annual Commentary

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. The Strategic Credit Fund’s investments in assignments of bank loans may create substantial risk. Although the Strategic Credit Fund expects it will invest in senior and secured bank loans, the Fund may invest in unsecured or subordinated loans. In addition, the Fund may invest in secured and unsecured participations in bank loans. These bank loans will generally be rated below investment grade. Foreign securities have additional risks including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less efficient trading markets, and differing auditing controls and legal standards. Investments in emerging markets involve even greater risks.

Definitions:

●
The Fund is benchmarked to a blend of three indices: 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Bloomberg Barclays Intermediate Corporate Index and 1/3 Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. High Yield Loans Index was retired on September 30, 2016 and was replaced with the Credit Suisse Leveraged Loan Index effective October 1, 2016.

●
The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds rated Ba/B. The Index limits the maximum exposure to any one issuer to 2%.

●
The Bloomberg Barclays Intermediate Corporate Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 1 year and less than 10 years. The Index includes investment grade, fixed-rate, taxable, U.S. dollar-denominated debt with $250 million or more par amount outstanding, issued by U.S. and non-U.S. industrial, utility and financial institutions.

●	The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.
●
The Bloomberg Barclays U.S. Bank Loan Index provides broad and comprehensive total return metrics of the universe of syndicated term loans. To be included in the index, a bank loan must be dollar denominated, have at least $150 million funded loan, a minimum term of one year, and a minimum initial spread of LIBOR+125.

●	Treasuries are negotiable debt obligations of the U.S. government secured by its full faith and credit and issued at various schedules and maturities.
●
The Federal Funds rate is the interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The Federal Funds rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market.

●	A collateralized loan obligation (CLO) is a security backed by a pool of debt, often low-rated corporate loans.

The volatility (beta) of the Fund may be greater or less than the benchmarks. It is not possible to invest directly in these indices.

Aristotle Strategic Credit Fund	2016 Annual Commentary

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

As of December 31, 2016, the Fund’s top 10 holdings and their weight as a percent of total net assets were: Dell Inc., 5.400% Due 09-10-40, 2.86%; Nord Anglia Education Finance LLC. Loan, 4.500% Due 03-31-21, 2.72%; Ineos US Finance LLC. Loan, 4.250% Due 03-31-22, 2.70%; Midas Intermediate Holdco II, LLC. Loan, 4.500% Due 08-18-21, 2.69%; NVA Holdings Inc. Loan, 4.750% Due 08-14-21, 2.68%; Ortho Clinical Diagnostics Inc. Loan, 4.750% Due 06-30-21, 2.64%; Presidio Inc. Loan, 5.250% Due 02-02-22, 2.53%; Allied Universal Holdco Loan, 4.750% Due 7-28-22, 2.32%; Royal Holdings Inc. Loan, 4.500% Due 06-20-22, 2.16%; Air Canada Loan, 3.614% Due 09-23-23, 2.04%.

Aristotle Strategic Credit Fund
FUND PERFORMANCE at December 31, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Aristotle Blended Index and the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index.  Results include the reinvestment of all dividends and capital gains.

The Aristotle Blended Index is a blend of three indices: 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Bloomberg Barclays Intermediate U.S. Corporate Index and 1/3 Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds rated Ba/B. The index limits the maximum exposure to any one issuer to 2%. The Bloomberg Barclays Intermediate U.S. Corporate Index is designed to measure the performance of U.S. corporate bonds that have a maturity of greater than or equal to 1 year and less than 10 years. The index includes investment grade, fixed-rate, taxable, U.S. dollar-denominated debt with $250 million or more par amount outstanding, issued by U.S. and non-U.S. industrial, utility, and financial institutions. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.  These indices do not reflect expenses, fees, or sales charge, which would lower performance.  These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of December 31, 2016	1 Year	Since Inception	Inception Date
Aristotle Strategic Credit Fund – Class I	11.07%	4.07%	12/31/14
Aristotle Blended Index*	9.59%	4.27%	12/31/14
Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index	14.09%	5.35%	12/31/14

*
Blended benchmark represents a blend of blend of 1/3 Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Bloomberg Barclays Intermediate Corporate Index and 1/3 Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. High Yield Loans Index was retired on September 30, 2016 and was replaced with the Credit Suisse Leveraged Loan Index effective October 1, 2016.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 661-6691.

Aristotle Strategic Credit Fund
FUND PERFORMANCE at December 31, 2016 (Unaudited) - Continued

Gross and net expense ratios for the Fund’s Class I shares were 3.12% and 0.63%, respectively, which were the amounts stated in the current prospectus dated September 1, 2016.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.62% of the Fund’s average daily net assets.  This agreement is in effect until April 30, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.  In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.  Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle Strategic Credit Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2016

Principal Amount		Value

	BANK LOANS – 35.8%
	COMMUNICATIONS – 3.4%
	DigitalGlobe, Inc.
$185,000	3.508%, 1/15/2024[1,2]	$186,619
	Windstream Services LLC
93,750	4.750%, 3/29/2021[1,2]	94,219
31,172	4.750%, 3/29/2021[1,2]	31,474
		312,312
	CONSUMER DISCRETIONARY – 13.2%
	Air Canada
185,000	3.614%, 10/6/2023[1,2,3]	186,580
	Allied Universal Holdco LLC
212,850	4.750%, 7/28/2022[1,2]	214,380
	Federal-Mogul Holdings Corp.
122,801	4.750%, 4/15/2021[1,2]	121,880
	Midas Intermediate Holdco II LLC
244,987	4.500%, 8/18/2021[1,2]	248,356
	Nord Anglia Education Finance LLC
245,592	4.500%, 3/31/2021[1,2]	249,660
	PetSmart, Inc.
89,149	4.000%, 3/11/2022[1,2]	89,524
	TI Group Automotive Systems LLC
98,750	4.500%, 6/30/2022[1,2]	100,047
		1,210,427
	CONSUMER STAPLES – 2.7%
	NVA Holdings, Inc.
245,624	4.750%, 8/14/2021[1,2]	247,619

	FINANCIALS – 1.5%
	Communications Sales & Leasing, Inc.
99,750	4.500%, 10/24/2022[1,2]	101,321
	Resolute Investment Managers, Inc.
38,530	5.250%, 4/30/2022[1,2]	39,012
		140,333
	HEALTH CARE – 2.7%
	Ortho-Clinical Diagnostics, Inc.
244,975	4.750%, 6/30/2021[1,2]	243,663

	INDUSTRIALS – 1.1%
	Dynacast International LLC
98,250	4.500%, 1/28/2022[1,2]	99,048

	MATERIALS – 4.9%
	Ineos U.S. Finance LLC
245,623	4.250%, 3/31/2022[1,2]	249,058

Aristotle Strategic Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

Principal Amount		Value

	BANK LOANS (Continued)
	MATERIALS (Continued)
	Royal Holdings, Inc.
$197,000	4.500%, 6/20/2022[1,2]	$199,298
		448,356
	TECHNOLOGY – 6.3%
	Aricent Technologies
122,491	5.500%, 4/14/2021[1,2,3]	118,969
	CommScope, Inc.
99,747	3.270%, 12/29/2022[1,2]	100,870
	Informatica Corp.
24,688	4.500%, 8/5/2022[1,2]	24,628
	Presidio, Inc.
227,314	5.250%, 2/2/2022[1,2]	230,108
	ViaWest, Inc.
98,500	4.500%, 3/30/2022[1,2]	99,362
		573,937
	TOTAL BANK LOANS (Cost $3,235,029)	3,275,695

	CORPORATE BONDS – 61.0%
	COMMUNICATIONS – 8.3%
	CCO Holdings LLC / CCO Holdings Capital Corp.
60,000	5.750%, 1/15/2024[1]	62,700
	DISH DBS Corp.
62,000	5.875%, 7/15/2022	65,255
	EarthLink Holdings Corp.
65,000	7.375%, 6/1/2020[1]	68,575
	Equinix, Inc.
80,000	5.375%, 1/1/2022[1]	84,000
	Hughes Satellite Systems Corp.
105,000	7.625%, 6/15/2021	115,237
	Level 3 Financing, Inc.
47,000	5.375%, 8/15/2022[1]	48,528
	McClatchy Co.
75,000	9.000%, 12/15/2022[1]	79,875
	Sprint Corp.
85,000	7.250%, 9/15/2021	90,313
	T-Mobile USA, Inc.
52,000	6.000%, 4/15/2024[1]	54,795
	Windstream Services LLC
90,000	7.750%, 10/15/2020[1]	92,520
		761,798

Aristotle Strategic Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

Principal Amount		Value

	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY – 13.9%
	ADT Corp.
$40,000	6.250%, 10/15/2021	$43,400
	Allegiant Travel Co.
49,000	5.500%, 7/15/2019	50,470
	American Airlines 2016-3 Class A Pass-Through Trust
45,000	3.250%, 10/15/2028	43,313
	American Airlines Group, Inc.
50,000	6.125%, 6/1/2018	52,062
	American Honda Finance Corp.
90,000	1.700%, 9/9/2021	86,856
	Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
54,000	5.500%, 4/1/2023[1]	53,055
	Boyd Gaming Corp.
80,000	6.875%, 5/15/2023[1]	86,000
	Dana Holding Corp.
45,000	5.500%, 12/15/2024[1]	45,900
	FTI Consulting, Inc.
61,000	6.000%, 11/15/2022[1]	63,440
	General Motors Financial Co., Inc.
85,000	3.450%, 4/10/2022[1]	84,059
	Griffon Corp.
50,000	5.250%, 3/1/2022[1]	50,663
	Hertz Corp.
27,000	6.750%, 4/15/2019[1]	27,000
65,000	6.250%, 10/15/2022[1]	60,937
	Meritage Homes Corp.
80,000	7.150%, 4/15/2020	86,800
	MGM Resorts International
50,000	8.625%, 2/1/2019	56,187
	Penn National Gaming, Inc.
46,000	5.875%, 11/1/2021[1]	47,955
	PHH Corp.
135,000	7.375%, 9/1/2019	145,125
	Quad/Graphics, Inc.
100,000	7.000%, 5/1/2022	97,500
	RR Donnelley & Sons Co.
5,000	7.000%, 2/15/2022	5,025
	Sonic Automotive, Inc.
37,000	7.000%, 7/15/2022[1]	38,758
	United Rentals North America, Inc.
40,000	5.750%, 11/15/2024[1]	42,000
		1,266,505

Aristotle Strategic Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

Principal Amount		Value

	CORPORATE BONDS (Continued)
	CONSUMER STAPLES – 0.7%
	Revlon Consumer Products Corp.
$68,000	5.750%, 2/15/2021[1]	$68,340
	ENERGY – 12.1%
	Antero Resources Corp.
50,000	5.125%, 12/1/2022[1]	50,500
	Boardwalk Pipelines LP
90,000	5.950%, 6/1/2026[1]	97,761
	Chevron Corp.
90,000	2.566%, 5/16/2023[1]	88,730
	Concho Resources, Inc.
63,000	6.500%, 1/15/2022[1]	65,186
	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
48,000	6.125%, 3/1/2022[1]	49,200
	Energy Transfer Partners LP
100,000	4.050%, 3/15/2025[1]	98,991
	Enterprise Products Operating LLC
70,000	7.034%, 1/15/2068[1,2]	71,471
	Genesis Energy LP / Genesis Energy Finance Corp.
75,000	6.000%, 5/15/2023[1]	76,313
	Kinder Morgan, Inc.
85,000	3.050%, 12/1/2019[1]	86,220
	ONEOK, Inc.
45,000	4.250%, 2/1/2022[1]	45,225
	Regency Energy Partners LP / Regency Energy Finance Corp.
40,000	6.500%, 7/15/2021[1]	41,311
	RSP Permian, Inc.
85,000	6.625%, 10/1/2022[1]	89,887
	Sabine Pass Liquefaction LLC
80,000	5.625%, 3/1/2025[1]	85,600
	Southwestern Energy Co.
70,000	4.100%, 3/15/2022[1]	66,136
	WPX Energy, Inc.
85,000	7.500%, 8/1/2020[1]	91,375
		1,103,906
	FINANCIALS – 15.2%
	Air Lease Corp.
50,000	2.125%, 1/15/2018	50,089
25,000	3.750%, 2/1/2022[1]	25,751
	Aircastle Ltd.
70,000	5.500%, 2/15/2022[3]	74,200
	Bank of America Corp.
45,000	8.000%, 7/29/2049[1,2]	46,238

Aristotle Strategic Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

Principal Amount		Value

	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
	Capital One Financial Corp.
$91,000	3.750%, 7/28/2026[1]	$88,215
	CBRE Services, Inc.
100,000	5.000%, 3/15/2023[1]	103,159
	Citigroup, Inc.
75,000	5.800%, 11/29/2049[1,2]	75,656
	DDR Corp.
55,000	3.375%, 5/15/2023[1]	53,465
	Discover Financial Services
90,000	3.850%, 11/21/2022	91,371
	Hartford Financial Services Group, Inc.
70,000	8.125%, 6/15/2038[1,2]	74,970
	Icahn Enterprises LP / Icahn Enterprises Finance Corp.
85,000	4.875%, 3/15/2019[1]	85,850
	Kennedy-Wilson, Inc.
45,000	5.875%, 4/1/2024[1]	45,844
	Morgan Stanley
75,000	4.875%, 11/1/2022	80,380
	Nationstar Mortgage LLC / Nationstar Capital Corp.
68,000	6.500%, 7/1/2021[1]	68,850
	NewStar Financial, Inc.
153,000	7.250%, 5/1/2020[1]	152,235
	Prudential Financial, Inc.
90,000	8.875%, 6/15/2038[1,2]	97,200
	Raymond James Financial, Inc.
80,000	8.600%, 8/15/2019	91,778
	Vereit Operating Partnership LP
80,000	3.000%, 2/6/2019[1]	79,800
		1,385,051
	HEALTH CARE – 1.6%
	Abbott Laboratories
100,000	4.900%, 11/30/2046[1]	102,634
	Shire Acquisitions Investments Ireland DAC
45,000	2.875%, 9/23/2023[1,3]	42,770
		145,404
	INDUSTRIALS – 1.3%
	AECOM
65,000	5.750%, 10/15/2022[1]	68,705
	Orbital ATK, Inc.
50,000	5.250%, 10/1/2021[1]	51,931
		120,636

Aristotle Strategic Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

Principal Amount		Value

	CORPORATE BONDS (Continued)
	MATERIALS – 2.0%
	Mercer International, Inc.
$100,000	7.750%, 12/1/2022[1]	$105,000
	Potash Corp. of Saskatchewan, Inc.
80,000	4.000%, 12/15/2026[1,3]	80,506
		185,506
	TECHNOLOGY – 4.4%
	CyrusOne LP / CyrusOne Finance Corp.
52,000	6.375%, 11/15/2022[1]	54,730
	Dell, Inc.
311,000	5.400%, 9/10/2040	258,130
	Zebra Technologies Corp.
80,000	7.250%, 10/15/2022[1]	87,000
		399,860
	UTILITIES – 1.5%
	Calpine Corp.
39,000	5.375%, 1/15/2023[1]	38,123
	Dynegy, Inc.
93,000	6.750%, 11/1/2019[1]	94,627
		132,750
	TOTAL CORPORATE BONDS (Cost $5,494,856)	5,569,756
	SHORT-TERM INVESTMENTS – 1.7%
158,825	UMB Money Market Fiduciary, 0.010%[4]	158,825

	TOTAL SHORT-TERM INVESTMENTS (Cost $158,825)	158,825

	TOTAL INVESTMENTS – 98.5% (Cost $8,888,710)	9,004,276
	Other Assets in Excess of Liabilities – 1.5%	135,014

	TOTAL NET ASSETS – 100.0%	$9,139,290

LP – Limited Partnership

[1]	Callable.
[2]	Variable, floating or step rate security.
[3]	Foreign security denominated in U.S. dollars.
[4]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund
SUMMARY OF INVESTMENTS
As of December 31, 2016

Security Type/Sector	Percent of Total Net Assets
Bank Loans
Consumer Discretionary	13.2%
Technology	6.3%
Materials	4.9%
Communications	3.4%
Consumer Staples	2.7%
Health Care	2.7%
Financials	1.5%
Industrials	1.1%
Total Bank Loans	35.8%
Corporate Bonds
Financials	15.2%
Consumer Discretionary	13.9%
Energy	12.1%
Communications	8.3%
Technology	4.4%
Materials	2.0%
Health Care	1.6%
Utilities	1.5%
Industrials	1.3%
Consumer Staples	0.7%
Total Corporate Bonds	61.0%
Short-Term Investments	1.7%
Total Investments	98.5%
Other Assets in Excess of Liabilities	1.5%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2016

Assets:
Investments, at value (cost $8,888,710)	$9,004,276
Cash	380
Receivables:
Investment securities sold	208,199
Dividends and interest	93,112
Prepaid expenses	9,921
Total assets	9,315,888

Liabilities:
Payables:
Investment securities purchased	92,813
Offering costs - Advisor	20,556
Auditing fees	20,999
Fund accounting fees	15,697
Fund administration fees	7,460
Transfer agent fees and expenses	6,416
Legal fees	3,674
Custody fees	2,498
Chief Compliance Officer fees	1,103
Trustees' fees and expenses	406
Accrued other expenses	4,976
Total liabilities	176,598

Net Assets	$9,139,290

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$9,462,469
Accumulated net investment income	626
Accumulated net realized loss on investments	(439,371)
Net unrealized appreciation on investments	115,566
Net Assets	$9,139,290

Class I:
Number of shares issued and outstanding	919,502
Net asset value per share	$9.94

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31,2016

Investment Income:
Interest	$440,332
Total investment income	440,332

Expenses:
Fund accounting fees	80,840
Fund administration fees	40,520
Advisory fees	40,876
Transfer agent fees and expenses	26,869
Auditing fees	25,303
Registration fees	23,369
Legal fees	14,515
Custody fees	7,800
Miscellaneous	5,369
Chief Compliance Officer fees	5,058
Trustees' fees and expenses	2,220
Shareholder reporting fees	2,570
Insurance fees	1,204
Total expenses	276,513
Advisory fees waived	(40,876)
Other expenses absorbed	(181,718)
Net expenses	53,919
Net investment income	386,413

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(207,741)
Net change in unrealized appreciation/depreciation on investments	726,031
Net realized and unrealized gain on investments	518,290

Net Increase in Net Assets from Operations	$904,703

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$386,413	$407,224
Net realized loss on investments	(207,741)	(226,704)
Net change in unrealized appreciation/depreciation on investments	726,031	(610,465)
Net increase (decrease) in net assets resulting from operations	904,703	(429,945)

Distributions to Shareholders:
From net investment income	(390,142)	(410,316)
Total distributions to shareholders	(390,142)	(410,316)

Capital Transactions:
Class I:
Net proceeds from shares sold	385,069	11,181,358
Reinvestment of distributions	390,142	409,788
Cost of shares redeemed	(455,069)	(2,696,298)
Net increase in net assets from capital transactions	320,142	8,894,848

Total increase in net assets	834,703	8,054,587

Net Assets:
Beginning of period	8,304,587	250,000
End of period	$9,139,290	$8,304,587

Accumulated net investment income	$626	$782

Capital Share Transactions:
Class I:
Shares sold	38,918	1,102,413
Shares reinvested	40,289	41,614
Shares redeemed	(46,829)	(281,903)
Net increase in capital share transactions	32,378	862,124

See accompanying Notes to Financial Statements.

Aristotle Strategic Credit Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period Ended December 31, 2014*
Net asset value, beginning of period	$9.36	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.43	0.45	-
Net realized and unrealized gain (loss) on investments	0.59	(0.69)	-
Total from investment operations	1.02	(0.24)	-
Less Distributions:
From net investment income	(0.44)	(0.40)	-

Net asset value, end of period	$9.94	$9.36	$10.00

Total return[2]	11.07%	(2.49)%	-%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,139	$8,305	$250

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.18%	3.11%	-%[4]
After fees waived and expenses absorbed	0.62%	0.62%	-%[4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	1.88%	2.01%	-%[4]
After fees waived and expenses absorbed	4.44%	4.50%	-%[4]
Portfolio turnover rate	75%	88%	-%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]
Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Aristotle Value Equity Fund	2016 Annual Commentary

Dear Fellow Shareholders,

In 2016 most global markets responded to the U.S. election with higher equity prices, higher bond yields and a stronger dollar.  The “thinking” is that the (incoming) Trump administration will move forward on growth-oriented structural reforms, including corporate tax cuts, and more effective regulation of finance, trade, labor and the environment.

Reflecting this optimism, the S&P 500 Index, which plummeted at the start of 2016, closed the year up 11.96% and the broader Russell 3000 finished up 12.74%.  The smaller asset classes led the larger, and value considerably outperformed growth.  This year’s performance is consistent with the historical performance of smaller versus larger cap stocks as measured by the Russell 3000 Index.

For the second time in a decade, the Federal Reserve (the Fed) raised interest rates, pointing to a strengthening labor market, which is nearing full employment, and inflation, which is moving closer to its targeted level of 2%.  Fed officials’ forward guidance indicated additional increases in 2017.

Most commodity prices recovered from their sharp drops of 2015. Oil (down 35% in the prior year) rose 45.3%, while gold (down 8.9% in 2015), with some volatility, recouped 8.5%.  Oil’s rebound toward the end of the year was furthered by OPEC’s agreement to reduce output.

PERFORMANCE REVIEW

The Aristotle Value Equity Fund posted a total return of 4.77% at NAV since its inception on August 31, 2016, underperforming the Russell 1000 Value Index, which rose 6.45%, but ahead of the S&P 500 Index, which gained 3.84% over the same period.

The Fund’s underperformance since its inception, relative to the Russell 1000 Value Index resulted primarily from sector allocation.  An overweight in Health Care and Consumer Staples, as well as an underweight in Financials, detracted the most during the period.  In addition, stock selection in Health Care was also a main detractor from relative return.

Meanwhile, the primary contributors to relative return were stock selection in the Industrials sector and an underweight in Real Estate, where the Fund had no exposure, (All sector under- and overweights relative to the benchmark result from bottom-up security selection rather than tactical allocation decisions.)

The primary detractor from performance was Health Care company Medtronic.  Medical device maker Medtronic plc reported lower-than-expected revenue growth as weakening product cycles in some divisions were not offset by improved product cycles in others.  For instance, the FDA approved an insulin pump during the third quarter with features that we believe are years ahead of competing products’ features—an approval that came months earlier than expected timelines and Medtronic’s ability to ramp up manufacturing.  Sales of insulin pumps have declined, possibly as a result of customers’ anticipation of the availability of the new device in 2017.  Such short-term events have little effect on our long-term investment thesis for the company.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 1-844-274-7868.

FOR MORE INFORMATION, PLEASE CONTACT:
Phone: (888) 661-6691 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle Value Equity Fund	2016 Annual Commentary

Biopharmaceutical company Amgen was also a meaningful detractor from relative return.  Shares of Amgen Inc. declined even though the company reported strong results and boosted its outlook for the remainder of the year.  Having finalized contracts with most customers for 2017, management believes Enbrel’s price will be flat next year, a significant change from the average 16% price increase realized during the first three quarters of 2016.  Enbrel, one of Amgen’s flagship drugs, is approved to treat rheumatoid arthritis, psoriasis and other disorders.  Catalysts we have identified for Amgen include the growth of recently launched oncology and cardiovascular drugs, growth and market share gains from the biosimilars portfolio, and shareholder-friendly use of the company’s ample free cash flow.

The top two contributors to relative return since inception were Martin Marietta in the Materials sector and Time Warner in the Consumer Discretionary sector.  Martin Marietta Materials, Inc. reported strong results, as the company continues to take advantage of a “slow and steady economic expansion” across its markets.  The company’s gross margins expanded as a result of higher pricing, something Martin Marietta has been able to implement successfully over longer periods of time.  Going forward, we believe the company is well positioned to benefit from a stronger construction market, a new highway bill and the possibility of increased infrastructure spending.

In the case of Time Warner, Inc., the company’s shares appreciated after announcing that it had agreed to be acquired by AT&T Corp. Such a deal would unite AT&T's wireless, broadband and satellite TV brands with Time Warner's cable networks, HBO and the Warner Bros. film and TV studio. However, the transaction may encounter a series of obstacles, including possible opposition from U.S. antitrust authorities. We are watching this situation closely.

INVESTMENT ACTIVITY

In 2016, we made the following purchases and sales in the Fund.

Fund Purchases - 2016

Fund Sales - 2016

Aristotle Value Equity Fund	2016 Annual Commentary

To illustrate our disciplined investment process, we outline below the thesis behind one of these investments:

COCA-COLA
Founded in 1886, The Coca-Cola Company is the world’s largest non-alcoholic beverage producer, owning and licensing more than 500 non-alcoholic ready-to-drink brands in more than 200 countries. Coca-Cola operates primarily as a franchisor and brand owner, while most manufacturing and distribution operations are carried out by bottling partners and distributors (franchisees). However, Coca-Cola will occasionally take control of bottling operations in certain regions for strategic reasons.

As described below, Coca-Cola satisfies all three criteria requisite for inclusion in Aristotle Value Equity Fund:

High-Quality Business
Despite our classification as a “value” manager, our process neither begins nor ends with valuation. Rather, we begin by identifying businesses we believe are of high or improving quality. In our view, Coca-Cola exhibits several high-quality characteristics, including:

•	One of the oldest, most predictable, best-known brands of any type the world over;
•	Demonstrated ability to launch and accelerate new brands;
•	Low capital intensity results in high Return On Invested Capital (ROIC), which has averaged 25% over the last 15 years; and
•	Track record of returning ample Free Cash Flow (FCF) to shareholders.

Attractive Valuation
Once the necessary, though not sufficient, criterion of quality is met, we analyze the company’s valuation. Utilizing Cash Flow Return on Economic Value (CFRoEV) and normalized Earnings Per Share (EPS) calculations result in approximately 30% appreciation potential at time of original purchase.

Compelling Catalysts
We believe attractive investments are often found in companies continually striving to become better. We refer to these company-specific drivers—which we must identify before the market sees them to capture potential hidden value—as catalysts. Among the numerous catalysts we have identified for Coca-Cola, which we believe will cause its stock price to appreciate toward our value target within our three- to five-year investment horizon, are:

•	Refranchising of its global bottling operations which should result in a less asset-intensive business;
•	Potential for continued success at gaining market share in still (and also sparkling) beverages;
•	Cost initiatives potentially resulting in higher margins and higher (even from a high base) returns on capital employed; and
•	“Volume to value” strategy likely resulting in higher profitability per case.

Aristotle Value Equity Fund	2016 Annual Commentary

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

OUTLOOK

Some of our clients have been asking us how the election results will impact our investment process and/or the way we “position” the Aristotle Value Equity Fund. The answer is quite simply: It won’t. As always, while cognizant of the broad picture of the economy, we spend the majority of our efforts in identifying what we believe to be unique businesses that may have the opportunity to thrive regardless of the economic and political environment. We will persist in our quest to add value through in-depth company research, focusing on what we perceive to be high-quality businesses, trading at discounts to intrinsic value, that possess catalysts for appreciation that are within management’s control.

Howard Gleicher, CFA
CEO & CIO

Aristotle Value Equity Fund	2016 Annual Commentary

Aristotle Value Equity Fund (Class I)

Performance Update			December 31, 2016
Total Return	4Q16	Annualized Since Inception (3/31/14)	Gross/Net Expense Ratio
ARSQX Class I	5.30%	4.77%	2.31% / 0.78%
Russell 1000 Value Index	6.68%	6.45%	N/A
S&P 500 Index	3.82%	3.84%	N/A

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-844-274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2018, to the extent that the total annual operating expenses do not exceed 0.78% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of the date stated and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Capital makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Capital reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Recommendations since the Fund’s inception date are available upon request.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, ETFs, small-capitalization, mid-capitalization and large-capitalization companies and value stocks.

Foreign securities have additional risks, including currency rate changes, political and economic instability, lack of comprehensive company information, less market liquidity, less-efficient trading markets, and differing auditing controls and legal standards. The use of ETFs may cause the Fund to have higher expenses than those of other equity funds. Investments in emerging markets involve even greater risks. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general.  On the other hand, larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

Aristotle Value Equity Fund	2016 Annual Commentary

Definitions:

•	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.
•
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

•
The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

•	The 10-year U.S. Treasury is a debt obligation issued by the United States government that matures in 10 years.
•	The Russell 3000® Index measures the performance of the 3,000 largest publicly held companies incorporated in America and is based on market capitalization.
•
The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

•	Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country's borders in a specific time period.
•
The Organization of Petroleum Exporting Countries (OPEC) is a union of oil producing countries that regulate the amount of oil each country is able to produce. Examples of OPEC members are Saudi Arabia, Iran and Iraq.

The volatility (beta) of the Composite may be greater or less than its respective benchmarks. It is not possible to invest directly in these indices.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

Aristotle Value Equity Fund	2016 Annual Commentary

As of December 31, 2016, the Fund’s holdings and their weights as a percent of total net assets were: AbbVie Inc., 2.76%; Adobe Systems Inc., 3.12%; AES Corp., 1.64%; Ameriprise Financial Inc., 2.61%; Amgen Inc., 2.09%; ANSYS, Inc., 0.79%; Archer Daniels Midland Co., 2.04%; Banco Bilbao Vizcaya Argentaria SA, 2.33%; Bank of America Corp., 3.04%; Baxter International Inc., 2.86%; BOK Financial Corp., 1.43%; Chubb Ltd., 2.53%; Coca-Cola Co., 2.07%; Coty Inc., 0.91%; Cullen/Frost Bankers Inc., 1.50%; Danaher Corp., 2.14%; Deere & Co., 1.67%; Diageo plc, 0.00%; Dow Chemical Co., 2.41%; EQT Corp., 2.14%; First Republic Bank, 2.03%; General Dynamics Corp., 2.67%; Halliburton Co., 2.17%; Illinois Tool Works, Inc., 0.00%; The Home Depot Inc., 3.30%; JPMorgan Chase & Co., 1.96%; Lennar Corp., 2.44%; M&T Bank Corp., 2.25%; Martin Marietta Materials, Inc., 3.21%; Medtronic plc, 2.78%; Microchip Technology Inc., 2.73%; Microsoft Corp., 3.03%; Mitsubishi UFJ Financial Group, Inc., 1.61%; Mondelēz International Inc., 2.34%; National Fuel Gas Co., 1.83%; Novartis AG, 2.40%; Oshkosh Corp., 2.59%; PayPal Holdings Inc., 1.70%; Phillips 66, 2.73%; Pioneer Natural Resources Co., 2.11%; PPG Industries Inc., 2.13%; Texas Instruments Inc., 1.24%; Time Warner Inc., 2.65%; Unilever NV, 2.18%; Walgreens Boots Alliance Inc., 2.84%.

Aristotle Value Equity Fund
FUND PERFORMANCE at December 31, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Russell 1000 Value Index and the S&P 500 Index.  Results include the reinvestment of all dividends and capital gains.

The Russell 1000 Value Index is a market capitalization-weighted index, meaning that the largest companies constitute the largest percentages in the index and will affect performance more than the smallest index members. The S&P 500 Index is a broad based unmanaged index of 500 stocks and widely recognized as representative of the equity market in general. These indices do not reflect expenses, fees, or sales charge, which would lower performance.  These indices are unmanaged and they are not available for investment.

Total Returns as of December 31, 2016	1 Month	3 Months	Since Inception (Cumulative)	Inception Date
Aristotle Value Equity Fund – Class I	1.62%	5.30%	4.77%	08/31/16
Russell 1000 Value Index	2.50%	6.68%	6.45%	08/31/16
S&P 500 Index	1.98%	3.82%	3.84%	08/31/16

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Fund’s Class I shares were 2.31% and 0.78%, respectively, which were the amounts stated in the current prospectus dated September 1, 2016.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.78% of the Fund’s average daily net assets.  This agreement is in effect until April 30, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees.  In the absence of such waivers, the Fund’s returns would have been lower.

Aristotle Value Equity Fund
FUND PERFORMANCE at December 31, 2016 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.  Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle Value Equity Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2016

Number of Shares		Value

	COMMON STOCKS – 97.2%
	CONSUMER DISCRETIONARY – 8.4%
634	Home Depot, Inc.	$85,007
1,463	Lennar Corp. - Class A	62,806
706	Time Warner, Inc.	68,150
		215,963
	CONSUMER STAPLES – 12.4%
1,153	Archer-Daniels-Midland Co.	52,635
1,285	Coca-Cola Co.	53,276
1,286	Coty, Inc. - Class A	23,547
1,361	Mondelez International, Inc. - Class A	60,333
1,366	Unilever N.V.[1]	56,088
882	Walgreens Boots Alliance, Inc.	72,994
		318,873
	ENERGY – 9.2%
842	EQT Corp.	55,067
1,031	Halliburton Co.	55,767
814	Phillips 66	70,337
301	Pioneer Natural Resources Co.	54,201
		235,372
	FINANCIALS – 23.0%
605	Ameriprise Financial, Inc.	67,119
8,863	Banco Bilbao Vizcaya Argentaria S.A. - ADR[1]	60,002
3,541	Bank of America Corp.	78,256
443	BOK Financial Corp.	36,787
493	Chubb Ltd.[1]	65,135
438	Cullen/Frost Bankers, Inc.	38,645
567	First Republic Bank	52,243
585	JPMorgan Chase & Co.	50,480
370	M&T Bank Corp.	57,879
6,728	Mitsubishi UFJ Financial Group, Inc. - ADR[1]	41,444
1,112	PayPal Holdings, Inc.*	43,891
		591,881
	HEALTH CARE – 15.1%
1,134	AbbVie, Inc.	71,011
368	Amgen, Inc.	53,805
1,660	Baxter International, Inc.	73,604
709	Danaher Corp.	55,189
1,005	Medtronic PLC[1]	71,586

Aristotle Value Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
847	Novartis A.G. - ADR[1]	$61,696
		386,891
	INDUSTRIALS – 6.9%
418	Deere & Co.	43,071
398	General Dynamics Corp.	68,718
1,033	Oshkosh Corp.	66,742
		178,531
	MATERIALS – 7.8%
1,086	Dow Chemical Co.	62,141
373	Martin Marietta Materials, Inc.	82,631
578	PPG Industries, Inc.	54,771
		199,543
	TECHNOLOGY – 10.9%
779	Adobe Systems, Inc.*	80,198
219	ANSYS, Inc.*	20,255
1,096	Microchip Technology, Inc.	70,309
1,257	Microsoft Corp.	78,110
437	Texas Instruments, Inc.	31,888
		280,760
	UTILITIES – 3.5%
3,635	AES Corp.	42,239
830	National Fuel Gas Co.	47,011
		89,250
	TOTAL COMMON STOCKS (Cost $2,402,797)	2,497,064

Principal Amount

	SHORT-TERM INVESTMENTS – 3.0%
$78,026	UMB Money Market Fiduciary, 0.010%[2]	78,026
	TOTAL SHORT-TERM INVESTMENTS (Cost $78,026)	78,026

	TOTAL INVESTMENTS – 100.2% (Cost $2,480,823)	2,575,090
	Liabilities in Excess of Other Assets – (0.2)%	(4,498)

	TOTAL NET ASSETS – 100.0%	$2,570,592

Aristotle Value Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

ADR – American Depositary Receipt
PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Aristotle Value Equity Fund
SUMMARY OF INVESTMENTS
As of December 31, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	23.0%
Health Care	15.1%
Consumer Staples	12.4%
Technology	10.9%
Energy	9.2%
Consumer Discretionary	8.4%
Materials	7.8%
Industrials	6.9%
Utilities	3.5%
Total Common Stocks	97.2%
Short-Term Investments	3.0%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Aristotle Value Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2016

Assets:
Investments, at value (cost $2,480,823)	$2,575,090
Receivables:
Dividends and interest	2,371
Securities sold	1,201
Due from Advisor	300
Prepaid expenses	24,704
Prepaid offering costs	15,502
Total assets	2,619,168

Liabilities:
Payables:
Investment securities purchased	4,324
Auditing fees	15,870
Offering costs - Related Parties	12,630
Fund accounting fees	5,360
Fund administration fees	4,051
Transfer agent fees and expenses	3,728
Chief Compliance Officer fees	610
Custody fees	537
Trustees' fees and expenses	209
Accrued other expenses	1,257
Total liabilities	48,576

Net Assets	$2,570,592

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$2,474,907
Accumulated net investment income	59
Accumulated net realized gain on investments	1,359
Net unrealized appreciation on investments	94,267
Net Assets	$2,570,592

Class I:
Shares of beneficial interest issued and outstanding	246,030
Net asset value per share	$10.45

See accompanying Notes to Financial Statements.

Aristotle Value Equity Fund
STATEMENT OF OPERATIONS
For the Period August 31, 2016* through December 31, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $156)	$12,340
Interest	5
Total investment income	12,345

Expenses:
Auditing fees	15,870
Fund administration fees	12,033
Fund accounting fees	10,013
Offering costs	7,782
Transfer agent fees and expenses	6,956
Legal fees	6,343
Advisory fees	4,372
Trustees' fees and expenses	3,006
Custody fees	2,286
Registration fees	1,718
Shareholder reporting fees	1,517
Chief Compliance Officer fees	1,059
Miscellaneous	581
Insurance fees	401
Total expenses	73,937
Advisory fees waived	(4,373)
Other expenses absorbed	(63,880)
Net expenses	5,684
Net investment income	6,661

Realized and Unrealized Gain on Investments:
Net realized gain on investments	704
Net change in unrealized appreciation/depreciation on investments	94,267
Net realized and unrealized gain on investments	94,971

Net Increase in Net Assets from Operations	$101,632

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Aristotle Value Equity Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period August 31, 2016* through December 31, 2016
Increase in Net Assets from:
Operations:
Net investment income	$6,661
Net realized gain on investments	704
Net change in unrealized appreciation/depreciation on investments	94,267
Net increase in net assets resulting from operations	101,632

Distributions to Shareholders:
From net investment income	(6,705)
Total distributions to shareholders	(6,705)

Capital Transactions:
Class I:
Net proceeds from shares sold	2,470,120
Reinvestment of distributions	6,705
Cost of shares redeemed	(1,160)
Net increase in net assets from capital transactions	2,475,665

Total increase in net assets	2,570,592

Net Assets:
Beginning of period	-
End of period	$2,570,592

Accumulated net investment income	$59

Capital Share Transactions:
Class I:
Shares sold	245,503
Shares reinvested	638
Shares redeemed	(111)
Net increase in capital share transactions	246,030

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Aristotle Value Equity Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

For the Period August 31, 2016* through December 31, 2016
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.03
Net realized and unrealized gain on investments	0.45
Total from investment operations	0.48

Less Distributions:
From net investment income	(0.03)
Total distributions	(0.03)

Net asset value, end of period	$10.45

Total return[2]	4.77%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,571

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	10.12%[4]
After fees waived and expenses absorbed	0.78%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(8.43)%[4]
After fees waived and expenses absorbed	0.91%[4]

Portfolio turnover rate	7%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund	2016 Annual Commentary

Dear Fellow Shareholders,

The small cap segment of the equity market, as measured by the Russell 2000 Index, capped a strong 2016 with a return of 21.31%. Small cap companies continued their outperformance versus their large cap and mid cap counterparts, as the Russell 1000 Index and the Russell Midcap Index generated total returns of 12.05% and 13.80%, respectively, during the year.

Ten of the 11 economic sectors in the Russell 2000 Index posted positive returns during the year, led by robust returns in the Materials, Financials and Industrials sectors. Conversely, the Health Care and Consumer Discretionary sectors were laggards, with Health Care the only sector to post a negative return, falling by more than 7% during the year.

Stylistically, value significantly outperformed growth for the year, as evidenced by the Russell 2000 Value Index’s total return of 31.74% versus the 11.32% total return of the Russell 2000 Growth Index.  This dispersion was driven in large part by the value index’s higher weightings in the Financials and Energy sectors.  From a fundamental standpoint, companies with a lower market cap, a meaningful dividend yield and moderate earnings growth generally outperformed.

PERFORMANCE REVIEW

For the year ended December 31, 2016, the Aristotle Small Cap Equity Fund generated a total return of 18.31% at NAV, underperforming the 21.31% return generated by the Russell 2000 Index. On a relative basis, the Fund’s holdings within the Energy, Industrials, Materials and Financials sectors detracted value. Holdings within the Health Care, Information Technology and Utilities sectors contributed to performance.

DETRACTORS

Ardmore Shipping Corp. (ASC), an owner/operator of a fleet of crude oil product tankers, dropped approximately 40% as charter day rates eased due to normal seasonal fluctuations as a result of refinery maintenance patterns.  We maintain the position, as we believe strong demand for product tankers and limited supply of new ships on order should support charter rates and could lead to improved operating results going forward.

Bravo Brio Restaurants Group, Inc. (BBRG), an owner and operator of two chains of upscale Italian restaurants, declined 58% as slowing same-store sales and costs associated with launching a new menu weighed on near-term results.  We maintain a position as the company remains attractively valued relative to its peer group.

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 1-844-274-7868.

FOR MORE INFORMATION, PLEASE CONTACT:
Phone: (888) 661-6691 | Email: funds@aristotlecap.com | Web: www.aristotlefunds.com

Aristotle Small Cap Equity Fund	2016 Annual Commentary

Bottomline Technologies, Inc. (EPAY), a provider of electronic payment technology and solutions to corporations, declined roughly 16% as upfront costs associated with a favorable long-term business model transition weighed on near-term results and 2016 guidance.  We maintain our investment in the company as we believe it is well positioned to increase its earnings potential as it successfully leverages its valuable technology infrastructure.

Capital Product Partners LP (CPLP), an international shipping company of oil products and chemicals, declined roughly 34% after the company lowered its distribution rate following charter rate renegotiations with a major counterparty.  We maintain a position as we believe the company remains attractively valued and has started down the path of more sustainable distribution growth.

Providence Service Corporation (PRSC), a provider of non-emergency transportation and social services to state and local governments, declined roughly 19% due to lower volumes in its workforce development segment along with general industry weakness due to regulatory uncertainty.  We maintain the position as we believe the company will benefit from its new growth platforms and from continued demand for its services.

CONTRIBUTORS

Microsemi Corporation (MSCC), a designer and manufacturer of analog and mixed-signal semiconductor solutions, rose 65% due to integration benefits of a recent acquisition, expected demand increases in its aerospace and defense business, and speculation that the company may be up for sale.  We maintain the position as we believe the company continues to execute on both cost and growth initiatives, which should translate into value for shareholders.

DigitalGlobe, Inc. (DGI), a provider of high-resolution satellite imaging and services for the intelligence, commercial, environmental and industrial sectors, was up approximately 83% on the strength of increased demand from the firm's international government customers following recent geopolitical events.  We remain confident in our thesis of increased capacity driving incremental shareholder value over the next few years and, therefore, have maintained our position.

Advanced Energy Industries, Inc. (AEIS), a supplier of power conversion and conditioning equipment to a variety of end markets, advanced approximately 94% during the year as profitability improved following the company’s decision to wind down its money-losing solar inverter business while at the same time taking market share in its core semiconductor capital equipment business.  We believe the company is well-positioned to continue to take market share and will benefit from a likely eventual uptick in industry demand.

Belden Inc. (BDC), a leading manufacturer of high-speed electronic cables, connectivity products and related items for the specialty electronics and data networking markets, appreciated over 57%.  Operating results and forward guidance were boosted by the company’s migration toward many of its higher-margin secular growth areas.  We maintain the position, as we believe that the company is well positioned to benefit from a secular increase in demand for broadband connectivity that will drive the need for its products.

Aristotle Small Cap Equity Fund	2016 Annual Commentary

Itron, Inc. (ITRI), a leading global supplier of usage metering products for electric, gas and water utilities, rose 73% as the company benefited from an increase in smart meter volumes and strong execution of margin-enhancing operational initiatives. We maintain a position as Itron is in the midst of implementing a well-articulated cost-savings strategy that is expected to boost profitability once finished.

INVESTMENT ACTIVITY

In 2016, we made the following purchases and sales in the Fund.

Purchases - 2016

Sales - 2016

Aristotle Small Cap Equity Fund	2016 Annual Commentary

BUYS

Acadia Healthcare Company, Inc. (ACHC), a provider of behavioral health and addiction services to patients in a variety of inpatient and outpatient settings in the United States and United Kingdom, was added to the portfolio.  We believe the strong underlying demand dynamics for the company’s services and the potential for increased profitability as it integrates recent acquisitions is not captured in the current share price.

CalAmp Corp. (CAMP), a provider of technologies used in embedded computing, asset tracking, public safety and the Internet of Things, was added.  We believe the company is well positioned to benefit from trends such as usage-based monitoring, automated systems and emerging automobile technologies, all of which could help drive earnings higher and create shareholder value.

Chemical Financial Corporation (CHFC), a Michigan-based banking company, was added to the portfolio by virtue of its acquisition of Talmer Bancorp, Inc.

Infinera Corporation (INFN), a manufacturer of digital optical telecommunications equipment, was added to the portfolio because we believe recent efforts to broaden its product offering have positioned the company to benefit from secularly strong demand for telecom bandwidth.

MedEquities Realty Trust, Inc. (MRT), a health care-focused real estate investment trust (REIT) that owns acute care hospitals and skilled nursing facilities, was added to the portfolio.  We believe management has a well-articulated and disciplined acquisition strategy that positions the company to take advantage of favorable long-term demand dynamics.  Successful execution of this strategy could allow for both capital appreciation and future dividend growth, presenting an attractive total return opportunity.

Monro Muffler Brake, Inc. (MNRO), a chain of more than 1,000 auto repair and tire stores located throughout the East Coast and Midwest, was added.  We believe relatively stable long-term demand for its services, along with the opportunity to consolidate a highly fragmented industry, make the company an attractive investment.

RPC, Inc. (RES), an oilfield services company primarily focused on the completion phase of well development in the United States, was added to the portfolio.  Due to the company’s competitive position, we believe RPC can increase its market share as demand for its services continues to rebound.

Unitil Corporation (UTL), a New Hampshire-based public utility holding company, was added to the portfolio.  We believe the company has the potential to increase profitability as recent capital investments are incorporated into its regulated rate base, which could allow for a future dividend increase.

VeriFone Systems, Inc. (PAY), a provider of electronic payment services and solutions worldwide, was added to the portfolio.  We believe the company is well positioned to benefit from the increasing need for mobile and secure payment systems, which could help drive demand for its services, and that management should be able to use the company's strong free cash flow generation to create shareholder value.

Aristotle Small Cap Equity Fund	2016 Annual Commentary

SELLS

AGL Resources, Inc. (GAS), an energy services holding company that distributes natural gas, was removed from the portfolio after being acquired by Southern Company for cash.

American Science & Engineering, Inc. (ASEI), a developer and manufacturer of inspection and detection products for government entities and the defense and security markets, was removed from the portfolio after being acquired by OSI Systems, Inc.  We elected to sell the position in OSI.

Campus Crest Communities, Inc. (CCG), a vertically integrated developer and operator of student housing, was eliminated from the portfolio by virtue of its acquisition by a private equity firm.

Fidelity & Guaranty Life Holdings, Inc. (FGL), a provider of annuity and life insurance products, was sold due to uncertainty as to how the company would be impacted by the new Department of Labor rule relating to fiduciaries.

First Foundation, Inc. (FFWM), a California-based bank, was eliminated from the portfolio based on our belief that the shares were fully valued.

Jarden Corporation (JAH), a diversified consumer products company, was eliminated from the portfolio after being acquired by Newell Rubbermaid.  We elected not to maintain a position in the recently formed Newell Brands due to the higher market capitalization of the combined business.

Ruckus Wireless, Inc. (RKUS), a provider of wireless infrastructure products to enterprise and carrier customers, was eliminated from the portfolio following its acquisition by Brocade Communications.  We elected not to maintain a position in Brocade upon the closing of the acquisition.

Talmer Bancorp, Inc. (TLMR), a Michigan-based bank holding company, was removed from the portfolio after being acquired by Chemical Financial Corporation.

This information is for illustrative purposes only and is not a recommendation to buy or sell a particular security. There is no guarantee that the securities discussed will prove to be profitable. Please refer to disclosures at the end of this document.

Aristotle Small Cap Equity Fund	2016 Annual Commentary

OUTLOOK

Coming into 2016, we believed equity market volatility would persist as investors dealt with a host of macroeconomic issues at the domestic and global level, including but not limited to changes in monetary policy, geopolitical issues, the U.S. presidential election and ongoing bouts of commodity price volatility.  While price volatility in the small and small/mid cap markets was indeed elevated compared to 2015, more often than not, markets trended higher and ended the year with substantial gains.  Going into 2017, there are numerous factors with the potential to have a significant impact on equity market returns.  Although we think it is unlikely that equities repeat their impressive 2016 performance, we do believe the opportunity for further capital appreciation exists in the small and small/mid cap markets, especially for companies with solid underlying fundamentals and compelling valuations.

From an economic perspective, it appears the United States may be on a faster track toward strong economic growth and inflation after the election of Donald Trump.  The president-elect is expected to enact significant fiscal stimulus in the form of infrastructure investments, increased defense spending and tax cuts for corporations and, possibly, individuals.  This shift in fiscal policy, even if somewhat mild compared to what was promised on the campaign trail, could spur growth and lead to higher inflation, both of which are typically supportive of equity prices.  Less business regulation may also occur under the new administration and would be considered another pro-growth policy with potential benefits to equities.  While we do not position the Fund from the top down based on shifts in fiscal policy, it is possible that these developments could further extend the equity bull market, which will enter its ninth year in March.  We will continue to incorporate these issues into our bottom-up research process to better assess the risks associated with each of our investment positions.

Interest rate policy continues to be a factor with the potential to materially influence equity markets.  While the actual pace and magnitude of U.S. interest rate hikes depend on a number of factors, from global growth and global risk-free rates to inflation levels, with the Federal Reserve raising rates in December, we appear set for gradual interest rate normalization in 2017.  This has significant implications for equity prices, which have been driven in large part by the easy money policies in place since the Great Recession.  With the transition away from low interest rates, we are hopeful that business fundamentals will come back into focus, which should provide a favorable backdrop for fundamentally oriented active managers.

From a fundamental standpoint, we believe the economic backdrop in the United States remains supportive of earnings growth, albeit at the more muted levels that are typical of the later stages of an economic recovery.  Additionally, we believe small and small/mid caps are better positioned fundamentally than large caps, as they have less exposure to slower global growth trends.  With a reasonably favorable backdrop for small and small/mid cap stocks, we continue to identify what we believe to be attractively valued, long-term investment opportunities.  Our current positioning is a function of our bottom-up stock selection and our ability to identify what we view as attractive investment candidates, regardless of economic sector definitions.  Recent purchases have been spread across industries and are idiosyncratic in nature, as opposed to being tied to an outlook for a particular sector.

Aristotle Small Cap Equity Fund	2016 Annual Commentary

While the Fund built from the bottom up and incorporate a long-term view of business fundamentals, we believe it is important to have an understanding of these economic influences given that they are likely to play a critical role in the equity markets over the short term.  However, instead of repositioning the Fund for these issues, we remain focused on trying to understand the risk associated with each investment position within the context of our fundamentally oriented research process, and managing that risk through a disciplined approach to portfolio construction and management.

Dave Adams, CFA CEO, Portfolio Manager	Jack McPherson, CFA President, Portfolio Manager

Aristotle Small Cap Equity Fund	2016 Annual Commentary

Aristotle Small Cap Equity Fund (Class I)

Performance Update	December 31, 2016
Total Return	4Q16	1 Year	Annualized Since Inception (10/30/15)	Gross/Net Expense Ratio
ARSBX Class I	9.36%	18.31%	12.07%	19.39% / 1.19%
Russell 2000 Index	8.83%	21.31%	16.00%	N/A

Performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-844-274-7868.

The Fund’s advisor has contractually agreed to waive certain fees and/or absorb expenses, through April 30, 2017, to the extent that the total annual operating expenses do not exceed 1.15% of average daily net assets of the Fund. The Fund’s advisor may seek reimbursement from the Fund for waived fees and/or expenses paid for three years from the date of the waiver or payment. Without these reductions, the Fund’s performance would have been lower. A redemption fee of 1.00% will be imposed on redemptions of shares within 30 days of purchase.

Important Information:

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

The views in this letter were as of the date stated and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

Past performance is not indicative of future results. You should not assume that any of the securities transactions, sectors or holdings discussed in this report are or will be profitable, or that recommendations Aristotle Boston makes in the future will be profitable or equal the performance of the securities listed in this report. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from the Fund. The opinions expressed are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. Aristotle Boston reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. This is not a recommendation to buy or sell a particular security. Recommendations since the Fund’s inception date are available upon request.

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in small-cap companies and ETFs.

The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions. The use of ETFs may cause the Fund to have higher expenses than those of other equity funds.

Aristotle Small Cap Equity Fund	2016 Annual Commentary

Definitions:

●
The Russell 2000® Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

●	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower predicted and historical growth rates.
●	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher predicted and historical growth rates
●
The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership.

●
The Russell Midcap® Index is a subset of the Russell 3000® Index. The Russell Midcap Index is composed of the smallest 800 companies out of the Russell 1000® Index (also a subset of the Russell 3000 Index).

●
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

●
The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The volatility (beta) of the Composite may be greater or less than its respective benchmark. It is not possible to invest directly in this index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as recommendations by the Fund, its Advisor or Distributor.

Aristotle Small Cap Equity Fund	2016 Annual Commentary

As of December 31, 2016, the Fund’s holdings and their weights as a percent of total net assets were: 1-800-Flowers.com Inc., 1.45%; Acadia Healthcare Co. Inc., 0.24%; ACI Worldwide Inc., 0.58%; Advanced Energy Industries, 1.30%; AGL Resources, Inc., 0.00%; American Science & Engineering, Inc., 0.00%; Ardmore Shipping Corp., 0.82%; AerCap Holdings NV, 1.20%; Alamos Gold Inc., 0.32%; Albany International Corp., 0.59%; Allete Inc., 1.41%; Altra Industrial Motion Corp., 0.82%; American Equity Investment Life Holdings, 0.95%; ArcBest Corp., 0.73%; Aspen Technology Inc., 0.85%; AZZ Inc., 0.51%; Bancorp Inc., 0.46%; Barnes Group Inc., 1.26%; Belden Inc., 1.38%; Benchmark Electronics Inc., 0.73%; Berkshire Hills Bancorp Inc., 0.94%; Bottomline Technologies, 0.94%; Bravo Brio Restaurant Group, 0.23%; CAI International Inc., 0.39%; CalAmp Corp., 0.69%; Campus Crest Communities, Inc., 0.00%; Capital Product Partners LP, 0.32%; Cardinal Financial Corp., 0.53%; Carter's Inc., 1.47%; Casella Waste Systems Inc., 0.72%; Charles River Laboratories, 0.60%; Chef's Warehouse Inc., 0.66%; Chemed Corp., 1.12%; Chemical Financial Corp., 0.94%; Columbia Banking System Inc., 0.48%; Columbus McKinnon Corp., 1.31%; Commercial Vehicle Group Inc., 0.66%; Cross Country Healthcare Inc., 0.95%; Customers Bancorp Inc., 2.05%; Cynosure Inc., 0.56%; DigitalGlobe Inc., 1.54%; DSW Inc., 0.59%; Dycom Industries Inc., 1.45%; Electronics For Imaging, 1.47%; Empire District Electric Co., 0.90%; Envision Healthcare Corp., 1.52%; Euronet Worldwide Inc., 1.63%; Fidelity & Guaranty Life Holdings, Inc., 0.00%; First Financial Bancorp, 0.83%; First Foundation, Inc., 0.00%; Gartner Inc., 0.65%; Genesee & Wyoming Inc., 0.82%; Great Western Bancorp Inc., 0.93%; Hannon Armstrong Systainable, 1.44%; Herbalife Ltd, 0.51%; Infinera Corp., 0.22%; InnerWorkings Inc., 1.31%; Insight Enterprises Inc., 0.64%; iShares Russell 2000 ETF, 1.37%; iShares Russell 2000 Value ETF, 1.22%; Itron Inc., 1.27%; Jarden Corp., 0.00%; Knowles Corp., 0.76%; Kraton Corp., 0.64%; Liquidity Services Inc., 0.25%; MarketAxess Holdings Inc., 0.44%; Matthews International Corp., 1.58%; MedEquities Realty Trust Inc., 0.63%; MEDNAX Inc., 1.22%; Mercury Systems Inc., 1.09%; Merit Medical Systems Inc., 1.81%; Metaldyne Performance Group, 0.83%; Microsemi Corp., 2.00%; Monro Muffler Brake Inc., 0.42%; Multi Packaging Solutions International Ltd, 0.85%; National Bank Holdings, 1.87%; Novanta Inc., 1.29%; Nu Skin Enterprises Inc., 0.52%; Oceaneering International Inc., 0.52%; On Assignment Inc., 2.19%; Opus Bank, 1.09%; Orbital ATK Inc., 1.30%; PacWest Bancorp, 1.00%; PAREXEL International Corp., 1.65%; Pier 1 Imports Inc., 0.56%; Popeyes Louisiana Kitchen Inc., 1.43%; Prestige Brands Holdings Inc., 0.90%; PrivateBancorp Inc., 1.42%; Providence Service Corp., 0.90%; QTS Realty Trust Inc., 1.58%; Quidel Corp., 0.92%; Ring Energy Inc., 1.23%; Rogers Corp., 1.43%; RPC Inc., 0.54%; Ruckus Wireless, Inc., 0.00%; Silgan Holdings Inc., 0.52%; Solar Capital Ltd, 0.74%; SP Plus Corp., 1.07%; Stag Industrial Inc., 0.84%; Stonegate Mortgage Corp., 0.31%; Talmer Bancorp, Inc., 0.00%; Texas Capital Bancshares Inc., 0.36%; Titan Machinery Inc., 0.26%; TiVo Corp., 0.49%; Umpqua Holdings Corp., 0.86%; Unitil Corp., 0.51%; VeriFone Systems Inc., 0.63%; Wabash National Corp., 0.8%; Wabtec Corp., 0.91%; Wiley (John) & Sons, 0.63%; World Wrestling Entertainment Inc., 0.84%.

Aristotle Small Cap Equity Fund
FUND PERFORMANCE at December 31, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Russell 2000 Index. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index does not reflect expenses, fees, or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Returns as of December 31, 2016	1 Year	Since Inception	Inception Date
Aristotle Small Cap Equity Fund – Class I	18.31%	12.07%	10/30/15
Russell 2000 Index	21.31%	16.00%	10/30/15

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 661-6691.

Gross and net expense ratios for the Fund’s Class I shares were 19.39% and 1.19%, respectively, which were the amounts stated in the current prospectus dated September 1, 2016. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.15% of the Fund’s average daily net assets. This agreement is in effect until April 30, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged a 1.00% redemption fee.

Aristotle Small Cap Equity Fund
SCHEDULE OF INVESTMENTS
As of December 31, 2016

Number of Shares		Value

	COMMON STOCKS – 95.0%
	COMMUNICATIONS – 0.5%
984	TiVo Corp.*	$20,566

	CONSUMER DISCRETIONARY – 8.6%
5,659	1-800-Flowers.com, Inc. - Class A*	60,551
2,505	Bravo Brio Restaurant Group, Inc.*	9,519
711	Carter's, Inc.	61,423
1,091	DSW, Inc. - Class A	24,711
485	John Wiley & Sons, Inc. - Class A	26,433
1,507	Metaldyne Performance Group, Inc.	34,586
305	Monro Muffler Brake, Inc.	17,446
2,753	Pier 1 Imports, Inc.	23,511
986	Popeyes Louisiana Kitchen, Inc.*	59,633
1,918	World Wrestling Entertainment, Inc. - Class A	35,291
		353,104
	CONSUMER STAPLES – 1.7%
1,755	Chefs' Warehouse, Inc.*	27,729
444	Herbalife Ltd.*1	21,374
455	Nu Skin Enterprises, Inc. - Class A	21,740
		70,843
	ENERGY – 3.1%
4,612	Ardmore Shipping Corp.[1]	34,129
778	Oceaneering International, Inc.	21,947
3,944	Ring Energy, Inc.*	51,233
1,134	RPC, Inc.	22,464
		129,773
	FINANCIALS – 17.9%
1,761	American Equity Investment Life Holding Co.	39,693
2,427	Bancorp, Inc.*	19,076
1,069	Berkshire Hills Bancorp, Inc.	39,393
674	Cardinal Financial Corp.	22,100
729	Chemical Financial Corp.	39,490
453	Columbia Banking System, Inc.	20,240
2,389	Customers Bancorp, Inc.*	85,574
1,222	First Financial Bancorp	34,766
888	Great Western Bancorp, Inc.	38,708
3,179	Hannon Armstrong Sustainable Infrastructure Capital, Inc. - REIT	60,369
125	MarketAxess Holdings, Inc.	18,365
2,454	National Bank Holdings Corp. - Class A	78,258
1,515	Opus Bank	45,526
769	PacWest Bancorp	41,864

Aristotle Small Cap Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
1,093	PrivateBancorp, Inc.	$59,230
1,477	Solar Capital Ltd.	30,751
2,199	Stonegate Mortgage Corp.*	13,128
192	Texas Capital Bancshares, Inc.*	15,053
1,916	Umpqua Holdings Corp.	35,982
		737,566
	HEALTH CARE – 12.6%
304	Acadia Healthcare Co., Inc.*	10,062
327	Charles River Laboratories International, Inc.*	24,914
291	Chemed Corp.	46,679
2,549	Cross Country Healthcare, Inc.*	39,790
511	Cynosure, Inc. - Class A*	23,302
1,001	Envision Healthcare Corp.*	63,353
768	MEDNAX, Inc.*	51,195
2,853	Merit Medical Systems, Inc.*	75,605
1,052	PAREXEL International Corp.*	69,137
725	Prestige Brands Holdings, Inc.*	37,773
986	Providence Service Corp.*	37,517
1,797	Quidel Corp.*	38,492
		517,819
	INDUSTRIALS – 22.1%
1,201	AerCap Holdings N.V.*1	49,974
529	Albany International Corp. - Class A	24,493
930	Altra Industrial Motion Corp.	34,317
1,105	ArcBest Corp.	30,553
332	AZZ, Inc.	21,215
1,109	Barnes Group, Inc.	52,589
1,898	CAI International, Inc.*	16,456
4,159	Capital Product Partners LP1	13,226
2,432	Casella Waste Systems, Inc. - Class A*	30,181
2,028	Columbus McKinnon Corp.	54,837
4,969	Commercial Vehicle Group, Inc.*	27,478
2,245	DigitalGlobe, Inc.*	64,319
753	Dycom Industries, Inc.*	60,458
497	Genesee & Wyoming, Inc. - Class A*	34,497
5,550	InnerWorkings, Inc.*	54,667
858	Matthews International Corp.	65,937
1,513	Mercury Systems, Inc.*	45,723
2,078	On Assignment, Inc.*	91,764
620	Orbital ATK, Inc.	54,393
738	Titan Machinery, Inc.*	10,753

Aristotle Small Cap Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
2,117	Wabash National Corp.*	$33,491
458	Wabtec Corp.	38,023
		909,344
	MATERIALS – 2.4%
1,952	Alamos Gold, Inc.[1]	13,352
945	Kraton Corp.*	26,914
2,490	Multi Packaging Solutions International Ltd.*1	35,507
422	Silgan Holdings, Inc.	21,598
		97,371
	REAL ESTATE – 3.1%
2,367	MedEquities Realty Trust, Inc. - REIT	26,274
1,333	QTS Realty Trust, Inc. - Class A - REIT	66,183
1,478	STAG Industrial, Inc. - REIT	35,280
		127,737
	TECHNOLOGY – 20.1%
1,328	ACI Worldwide, Inc.*	24,103
991	Advanced Energy Industries, Inc.*	54,257
652	Aspen Technology, Inc.*	35,651
774	Belden, Inc.	57,872
1,001	Benchmark Electronics, Inc.*	30,530
1,567	Bottomline Technologies, Inc.*	39,206
1,998	CalAmp Corp.*	28,971
1,403	Electronics For Imaging, Inc.*	61,536
939	Euronet Worldwide, Inc.*	68,012
268	Gartner, Inc.*	27,087
1,096	Infinera Corp.*	9,305
665	Insight Enterprises, Inc.*	26,893
842	Itron, Inc.*	52,920
1,909	Knowles Corp.*	31,899
1,052	Liquidity Services, Inc.*	10,257
1,547	Microsemi Corp.*	83,492
2,575	Novanta, Inc.*1	54,075
777	Rogers Corp.*	59,681
1,594	SP Plus Corp.*	44,871
1,479	VeriFone Systems, Inc.*	26,223
		826,841
	UTILITIES – 2.9%
920	ALLETE, Inc.	59,055
1,105	Empire District Electric Co.	37,669

Aristotle Small Cap Equity Fund
SCHEDULE OF INVESTMENTS - Continued
As of December 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	UTILITIES (Continued)
470	Unitil Corp.	$21,310
		118,034
	TOTAL COMMON STOCKS (Cost $3,426,975)	3,908,998

	EXCHANGE-TRADED FUNDS – 2.6%
424	iShares Russell 2000 ETF	57,177
428	iShares Russell 2000 Value ETF	50,906
	TOTAL EXCHANGE-TRADED FUNDS (Cost $91,490)	108,083

Principal Amount

	SHORT-TERM INVESTMENTS – 3.7%
$154,183	UMB Money Market Fiduciary, 0.010%[2]	154,183
	TOTAL SHORT-TERM INVESTMENTS (Cost $154,183)	154,183

	TOTAL INVESTMENTS – 101.3% (Cost $3,672,648)	4,171,264
	Liabilities in Excess of Other Assets – (1.3)%	(53,744)

	TOTAL NET ASSETS – 100.0%	$4,117,520

LP – Limited Partnership
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Foreign security denominated in U.S. dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund
SUMMARY OF INVESTMENTS
As of December 31, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrials	22.1%
Technology	20.1%
Financials	17.9%
Health Care	12.6%
Consumer Discretionary	8.6%
Energy	3.1%
Real Estate	3.1%
Utilities	2.9%
Materials	2.4%
Consumer Staples	1.7%
Communications	0.5%
Total Common Stocks	95.0%
Exchange-Traded Funds	2.6%
Short-Term Investments	3.7%
Total Investments	101.3%
Liabilities in Excess of Other Assets	(1.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2016

Assets:
Investments, at value (cost $3,672,648)	$4,171,264
Receivables:
Securities sold	8,449
Dividends and interest	3,213
Prepaid expenses	10,132
Total assets	4,193,058

Liabilities:
Investment securities purchased	1,404
Shareholder servicing fees (Note 7)	387
Offering costs - Advisor	21,568
Auditing fees	17,725
Offering costs - Related Parties	10,084
Fund accounting fees	5,439
Fund administration fees	4,516
Transfer agent fees and expenses	4,438
Custody fees	2,685
Chief Compliance Officer fees	803
Trustees' fees and expenses	475
Accrued other expenses	6,014
Total liabilities	75,538

Net Assets	$4,117,520

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$3,617,449
Accumulated net realized gain on investments	1,455
Net unrealized appreciation on investments	498,616
Net Assets	$4,117,520

Class I:
Shares of beneficial interest issued and outstanding	361,284
Net asset value per share	$11.40

See accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $4)	$28,469
Interest	333
Total investment income	28,802
Expenses:
Fund administration fees	38,099
Fund accounting fees	32,567
Custody fees	29,856
Registration fees	28,282
Advisory fees	22,482
Transfer agent fees and expenses	19,879
Offering costs	19,116
Auditing fees	18,967
Legal fees	13,028
Trustees' fees and expenses	6,517
Miscellaneous	6,246
Chief Compliance Officer fees	4,516
Shareholder reporting fees	3,549
Insurance fees	1,204
Shareholder servicing fees (Note 7)	1,157
Total expenses	245,465
Advisory fees waived	(22,482)
Other expenses absorbed	(192,580)
Net expenses	30,403
Net investment loss	(1,601)

Realized and Unrealized Gain on Investments:
Net realized gain on investments	8,199
Net change in unrealized appreciation/depreciation on investments	555,460
Net realized and unrealized gain on investments	563,659

Net Increase in Net Assets from Operations	$562,058

See accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2016	For the Period October 30, 2015* through December 31, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(1,601)	$1,038
Net realized gain on investments	8,199	244
Net change in unrealized appreciation/depreciation on investments	555,460	(56,844)
Net increase (decrease) in net assets resulting from operations	562,058	(55,562)

Distributions to Shareholders:
From net investment income	(123)	(1,077)
From net realized gains	(5,950)	-
Total distributions to shareholders	(6,073)	(1,077)

Capital Transactions:
Net proceeds from shares sold	2,144,621	1,624,259
Reinvestment of distributions	3,812	1,077
Cost of shares redeemed[1]	(155,595)	-
Net increase in net assets from capital transactions	1,992,838	1,625,336

Total increase in net assets	2,548,823	1,568,697

Net Assets:
Beginning of period	1,568,697	-
End of period	$4,117,520	$1,568,697

Accumulated net investment income	$-	$120

Capital Share Transactions:
Shares sold	213,488	162,510
Shares reinvested	338	112
Shares redeemed	(15,164)	-
Net increase in capital share transactions	198,662	162,622

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $32 and $0, respectively.

See accompanying Notes to Financial Statements.

Aristotle Small Cap Equity Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended December 31, 2016	For the Period October 30, 2015* through December 31, 2015
Net asset value, beginning of period	$9.65	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	1.78	(0.35)
Total from investment operations	1.77	(0.34)
Less Distributions:
From net investment income	- [2]	(0.01)
From net realized gain	(0.02)	-
Total distributions	(0.02)	(0.01)

Redemption fee proceeds[1]	- [2]	-

Net asset value, end of period	$11.40	$9.65

Total return[3]	18.31%	(3.43)%[4]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,118	$1,569

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	9.28%	19.35%[5]
After fees waived and expenses absorbed	1.15%	1.15%[5]
Ratio of net investment income (loss) to average net assets :
Before fees waived and expenses absorbed	(8.19)%	(17.80)%[5]
After fees waived and expenses absorbed	(0.06)%	0.40%[5]

Portfolio turnover rate	18%	2%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2016

Note 1 – Organization
Aristotle/Saul Global Opportunities Fund (the ‘‘Saul Global Opportunities Fund’’), Aristotle International Equity Fund (the “International Equity Fund”), Aristotle Strategic Credit Fund (the “Strategic Credit Fund”), Aristotle Value Equity Fund (the “Value Equity Fund”) and Aristotle Small Cap Equity Fund (the “Small Cap Equity Fund)(each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Saul Global Opportunities Fund is a diversified Fund, the International Equity Fund is a non-diversified Fund, the Strategic Credit Fund is a diversified Fund, the Value Equity Fund is a diversified fund, and the Small Cap Equity Fund is a diversified fund.

The Saul Global Opportunities Fund’s primary investment objective is to maximize long term capital appreciation and income. The Fund commenced investment operations on March 30, 2012.

The International Equity Fund’s primary investment objective is to seek long-term capital appreciation.  The Fund commenced investment operations on March 31, 2014.

The Strategic Credit Fund’s primary investment objectives are to seek income and capital appreciation.  The Fund commenced investment operations on December 31, 2014.

The Value Equity Fund’s primary investment objective is to maximize long-term capital appreciation.  The Fund commenced investment operations on August 31, 2016.

The Small Cap Equity Fund’s primary investment objective is to seek long-term capital appreciation.  The Fund commenced investment operations on October 30, 2015.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

(b) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense.  Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(c) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld.  The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Value Equity Fund incurred offering costs of approximately $21,290, which are being amortized over a one-year period from August 31, 2016 (commencement of operations).

The Small Cap Equity Fund incurred offering costs of approximately $23,160, which were amortized over a one-year period from October 30, 2015 (commencement of operations).

(d) Foreign Currency Translation
The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(e) Forward Foreign Currency Exchange Contracts
The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions. As of December 31, 2016, the Saul Global Opportunities Funds had 1 outstanding forward currency contract purchased long and 11 outstanding forward currency contracts sold short.

(f) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax periods ended December 31, 2013-2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders
The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Aristotle Capital Management, LLC (the “Advisor”).  Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor based on each Fund’s average daily net assets.  The annual rates are listed in the table below:

Investment Advisory Fees
Saul Global Opportunities Fund	0.90%
International Equity Fund	0.80%
Strategic Credit Fund	0.47%
Value Equity Fund	0.60%
Small Cap Equity Fund	0.85%

The Advisor has contractually agreed to waive its fees and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation). The agreements are effective until the dates listed below and may be terminated before those dates only by the Trust’s Board of Trustees. The table below contains the agreement expiration and expense cap by Fund:

	Agreement Expires	Total Limit on Annual Operating Expenses†
Saul Global Opportunities Fund*	April 30, 2018	0.98%
International Equity Fund*	April 30, 2018	0.93%
Strategic Credit Fund	April 30, 2017	0.62%
Value Equity Fund	April 30, 2018	0.78%
Small Cap Equity Fund	April 30, 2017	1.15%

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.
*
The current expense information for Saul Global Opportunities Fund and International Equity Fund was effective September 1, 2016.  Prior to September 1, 2016, the total limit on annual operating expenses for each respective fund were 1.10%.

For the year ended December 31, 2016, the Advisor waived its advisory fees and absorbed other expenses as follows:

	Advisory fees	Other expenses	Total
Saul Global Opportunities Fund	$188,194	$-	$188,194
International Equity Fund	106,159	76,181	182,340
Strategic Credit Fund	40,876	181,718	222,594
Value Equity Fund	4,373	63,880	68,253
Small Cap Equity Fund	22,482	192,580	215,062

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

The Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor is permitted to seek reimbursement from each Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred.  The Advisor may recapture all or a portion of these amounts no later than December 31, of the years stated below:

	Saul Global Opportunities Fund	International Equity Fund	Strategic Credit Fund	Value Equity Fund	Small Cap Equity Fund
2017	$127,745	$163,092	$-	$-	$-
2018	189,617	188,666	225,186	-	45,880
2019	188,194	182,340	222,594	68,253	215,062
Total	$505,556	$534,098	$447,780	$68,253	$260,942

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators.  For the year ended December 31, 2016, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  The Funds’ allocated fees incurred for CCO services for the year ended December 31, 2016, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At December 31, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Saul Global Opportunities Fund	International Equity Fund	Strategic Credit Fund	Value Equity Fund	Small Cap Equity Fund
Cost of investments	$75,889,898	$11,023,030	$8,888,710	$2,480,168	$3,680,572

Gross unrealized appreciation	$7,982,948	$510,439	$153,709	$163,490	$624,045
Gross unrealized depreciation	(3,795,877)	(733,545)	(38,143)	(68,568)	(133,353)

Net unrealized appreciation/depreciation on investments	$4,187,071	$(223,106)	$115,566	$94,922	$490,692

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the periods ended December 31, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Fund	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Saul Global Opportunities Fund	$340	$40,629	$(40,969)
International Equity Fund	-	(15,270)	15,270
Strategic Credit Fund	-	3,573	(3,573)
Value Equity Fund	(758)	103	655
Small Cap Equity Fund	(5)	1,604	(1,599)

As of December 31, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Saul Global Opportunities Fund	International Equity Fund	Strategic Credit Fund	Value Equity Fund	Small Cap Equity Fund
Undistributed ordinary income	$601,045	$3,831	$626	$763	$2,624
Undistributed long-term capital gains	-	-	-	-	6,755
Tax accumulated earnings	601,045	3,831	626	763	9,379

Accumulated capital and other losses	(708,777)	(533,766)	(439,371)	-	-
Net unrealized appreciation (depreciation) on investments	4,187,071	(223,106)	115,566	94,922	490,692
Net unrealized depreciation on foreign currency	(165)	(466)	-	-	-
Total accumulated earnings (deficit)	$4,079,174	$(753,507)	$(323,179)	$95,685	$500,071

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

The tax character of the distributions paid during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

	Saul Global Opportunities Fund		International Equity Fund
Distributions paid from:	2016	2015	2016	2015
Ordinary income	$518,262	$783,280	$182,108	$69,543
Net long-term capital gains	-	-	-	-
Total distributions paid	$518,262	$783,280	$182,108	$69,543

	Strategic Credit Fund		Value Equity Fund
Distributions paid from:	2016	2015	2016
Ordinary income	$390,142	$410,316	$6,705
Net long-term capital gains	-	-	-
Total distributions paid	$390,142	$410,316	$6,705

	Small Cap Equity Fund
Distributions paid from:	2016	2015
Ordinary income	$6,073	$1,077
Net long-term capital gains	-	-
Total distributions paid	$6,073	$1,077

At December 31, 2016, the Funds had accumulated capital loss carryforwards as follows:

	Not Subject to Expiration
Fund	Short-Term	Long-Term	Total
Saul Global Opportunities Fund	$708,777	$-	$708,777
International Equity Fund	416,438	109,992	526,430
Strategic Credit Fund	374,163	65,208	439,371
Value Equity Fund	-	-	-
Small Cap Equity Fund	-	-	-

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward.  Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

During the fiscal year ended December 31, 2016, the Saul Global Opportunities Fund utilized $920,314 and $138,731 of its non-expiring short-term and long-term capital loss carryforwards, respectively.

The International Equity Fund has $7,336 in qualified late-year losses, which are deferred until fiscal year 2017 for tax purposes.  Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the years ended December 31, 2016 and December 31, 2015, redemption fees were as follows:

	December 31, 2016	December 31, 2015
Saul Global Opportunities Fund	$5,068	$3,065
International Equity Fund	-	1,411
Small Cap Equity Fund	32	-

Note 6 – Investment Transactions
For the periods ended December 31, 2016, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
Saul Global Opportunities Fund	$33,785,667	$24,851,886
International Equity Fund	6,250,975	7,697,909
Strategic Credit Fund	6,697,288	6,372,189
Value Equity Fund	2,545,583	143,490
Small Cap Equity Fund	2,415,763	467,667

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the International Equity Fund and the Small Cap Equity Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For year ended December 31, 2016, the International Equity Fund and the Small Cap Equity Fund shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds expect the risk of loss to be remote.

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2016, in valuing the Funds’ assets carried at fair value:

Saul Global Opportunities Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
Common Stocks
Communications	$1,600,243	$-	$-	$1,600,243
Consumer Discretionary	4,895,585	-	-	4,895,585
Consumer Staples	6,877,720	-	-	6,877,720
Energy	7,700,155	-	-	7,700,155
Financials	9,219,784	-	-	9,219,784
Health Care	9,347,445	1,453,139	-	10,800,584
Industrials	7,448,469	-	-	7,448,469
Materials	13,699,767	-	-	13,699,767
Technology	4,714,318	2,622,065	-	7,336,383
Utilities	1,662,384	-	-	1,662,384
Short-Term Investments	8,835,895	-	-	8,835,895
Total Investments	$76,001,765	$4,075,204	$-	$80,076,969
Other Financial Instruments[3]
Forward Contracts	$-	$608,069	$-	$608,069
Total Assets	$76,001,765	$4,683,273	$-	$80,685,038

Liabilities
Other Financial Instruments[3]
Forward Contracts	$-	$27,713	$-	$27,713
Total Liabilities	$-	$27,713	$-	$27,713

International Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$10,525,161	$-	$-	$10,525,161
Short-Term Investments	274,763	-	-	274,763
Total Investments	$10,799,924	$-	$-	$10,799,924

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

Strategic Credit Fund	Level 1	Level 2	Level 3**	Total
Investments
Bank Loans[2]	$-	$3,275,695	$-	$3,275,695
Corporate Bonds[2]	-	5,569,756	-	5,569,756
Short-Term Investments	158,825	-	-	158,825
Total Investments	$158,825	$8,845,451	$-	$9,004,276

Value Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$2,497,064	$-	$-	$2,497,064
Short-Term Investments	78,026	-	-	78,026
Total Investments	$2,575,090	$-	$-	$2,575,090

Small Cap Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$3,908,998	$-	$-	$3,908,998
Exchange-Traded Funds	108,083	-	-	108,083
Short-Term Investments	154,183	-	-	154,183
Total Investments	$4,171,264	$-	$-	$4,171,264

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
[2]	All corporate bonds and bank loans held in the Fund are Level 2 securities. For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedule of Investments.
[3]
Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

*	The Fund did not hold any Level 2 securities at period end.
**	The Fund did not hold any Level 3 securities at period end.

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

Transfers between Levels 1, 2 or 3 are recognized at the end of the reporting period.  Transfers between Level 1 and Level 2 relate to the use of systematic fair valuation. When systematic fair valuation is used, securities whose primary market closes before the NYSE are classified as Level 2.  As of December 31, 2015, Saul Global Opportunities Fund and International Equity Fund held Level 2 securities as a result of certain foreign markets being closed. The following is a reconciliation of transfers between Levels for the Saul Global Opportunities Fund and International Equity Fund from December 31, 2015 to December 31, 2016, represented by recognizing the December 31, 2016 market value of securities:

	Saul Global Opportunities Fund	International Equity Fund
Transfers into Level 1	$12,972,742	$3,550,775
Transfers out of Level 1	-	-
Net transfers in (out) of Level 1	$12,972,742	$3,550,775

Transfers into Level 2	$-	$-
Transfers out of Level 2	(12,972,742)	(3,550,775)
Net transfers in (out) of Level 2	$(12,972,742)	$(3,550,775)

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Saul Global Opportunities Fund invested in forward contracts during the year ended December 31, 2016.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of December 31, 2016 by risk category are as follows:

			Asset Derivatives	Liability Derivatives
	Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value	Value
Saul Global Opportunities Fund	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Forward Contracts	$608,069	$27,713
Total			$608,069	$27,713

Aristotle Funds
NOTES TO FINANCIAL STATEMENTS - Continued
December 31, 2016

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2016 for the Saul Global Opportunities Fund are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Forward Contracts	Total
Saul Global Opportunities Fund	Foreign Exchange Contracts	$48,912	$48,912

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
	Derivatives not designated as hedging instruments	Forward Contracts	Total
Saul Global Opportunities Fund	Foreign Exchange Contracts	$396,894	$396,894

The quarterly average volumes of derivative instruments as of December 31, 2016 are as follows:

	Derivatives not designated as hedging instruments	Long Forward Contracts	Short Forward Contracts	Total
Saul Global Opportunities Fund	Foreign Exchange Contracts	-	12	12

Note 11 – Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust
and the Shareholders of the Aristotle Funds

We have audited the accompanying statements of assets and liabilities of the Aristotle/Saul Global Opportunities Fund, Aristotle International Equity Fund, Aristotle Strategic Credit Fund, Aristotle Value Equity Fund, and Aristotle Small Cap Equity Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of December 31, 2016, and with respect to Aristotle/Saul Global Opportunities Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period March 30, 2012 (commencement of operations) through December 31, 2012, and with respect to Aristotle International Equity Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period March 31, 2014 (commencement of operations) through December 31, 2014, and with respect to Aristotle Strategic Credit Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 31, 2014 (commencement of operations) through December 31, 2014, and with respect to Aristotle Value Equity Fund, the related statement of operations, the statements of changes in net assets and the financial highlights for  the period August 31, 2016 (commencement of operations) through December 31, 2016, and with respect to Aristotle  Small Cap Equity Fund, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period October 30, 2015 (commencement of operations) through December 31, 2015.  These financial statements and financial highlights are the responsibility of the Funds’ management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aristotle/Saul Global Opportunities Fund, Aristotle International Equity Fund, Aristotle Strategic Credit Fund, Aristotle Value Equity Fund, and Aristotle Small Cap Equity Fund as of December 31, 2016, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania March 1, 2017

Aristotle Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction
For the period ended December 31, 2016, 44.21%, 10.85%, 100% and 100% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Saul Global Opportunities, International Equity, Value Equity and Small Cap Equity Funds, respectively.

Qualified Dividend Income
Pursuant to Section 854 of the Internal Revenue Code of 1986, the Saul Global Opportunities, International Equity, Value Equity and Small Cap Equity Funds designate income dividends of 100%, 100%, 100% and 100%, respectively, as qualified dividend income paid during the period ended December 31, 2016.

Trustees and Officers Information
Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 661-6691 or on the Funds’ website at www.aristotlefunds.com.  The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	78	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	78	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	78	None.

Aristotle Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	78	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	78	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust:
Maureen Quill ᵃ (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014).  Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.  Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).
			N/A	N/A

Aristotle Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

[a]	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
[b]	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
[c]	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Aristotle Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreements
At an in-person meeting held on December 5-7, 2016, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreements (the “Advisory Agreements”), for an additional one-year term, between the Trust and each of:

●
Aristotle Capital Management, LLC (“Aristotle Capital”) with respect to the Aristotle/Saul Global Opportunities Fund (the “Global Opportunities Fund”), the Aristotle International Equity Fund (the “International Fund”), and the Aristotle Value Equity Fund (the “Value Fund”) series of the Trust;

●	Aristotle Capital Boston, LLC (“Aristotle Boston”) with respect to the Aristotle Small Cap Equity Fund (the “Small Cap Fund”) series of the Trust; and

●	Aristotle Credit Partners, LLC (“Aristotle Credit”) with respect to the Aristotle Strategic Credit Fund (the “Credit Fund”) series of the Trust.

In approving renewal of each Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of each Fund and its shareholders.  Each of Aristotle Capital, Aristotle Boston and Aristotle Credit may be referred to below as an “Advisor.”

Background
In advance of the meeting, the Board received information about each Fund and Advisory Agreement from the relevant Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about each Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds selected by Morningstar, Inc. (each a “Peer Group”) from its relevant fund universe (each a “Fund Universe”) for various periods ended September 30, 2016; and reports comparing the investment advisory fees and total expenses of each Fund with those of its Peer Group and Fund Universe.  The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of each Advisory Agreement.  In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.  No representatives of any Advisor were present during the Board’s consideration of the Advisory Agreements.

In approving renewal of each Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Aristotle Capital Management, LLC

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Global Opportunities Fund, the International Fund and the Value Fund.  The materials they reviewed indicated the following:

●
The Global Opportunities Fund’s total return for the one-year period was above the MSCI All Country World Index return, and above the World Allocation Fund Universe and Peer Group median returns.  The Fund’s annualized total return for the three-year period was below the median returns of the Fund Universe and Peer Group, and below the return of the MSCI All Country World Index by 0.49%, 0.68%, and 2.25%, respectively.  The Board noted Aristotle Capital’s explanation that the Fund will, at times, differ significantly from the Peer Group because it has the ability to invest up to 20% of the portfolio in fixed income securities, and it has the ability to partially or fully hedge its current exposures.

Aristotle Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

●	The International Fund’s total return for the one-year period was above the Foreign Large Blend Fund Universe median return, the MSCI EAFE Index return, and the Peer Group median return.

●
The Value Fund’s total return for the one-month period was below the Peer Group median return, the Russell 1000 Value Index return, and the Large Value Fund Universe median return by 0.21%, 0.29%, and 0.32%, respectively.  The Trustees noted Aristotle Capital’s explanation that over short periods of time, the Fund may experience performance that is different than that of the benchmark and that of the Peer Group due to the benchmark agnostic, concentrated, and high-conviction nature of the Fund’s portfolio.  The Trustees also noted that because the Fund’s launch had been delayed, the Fund had been operating for a very short period, and that performance over longer periods would be more meaningful.

The Board also considered the overall quality of services provided by Aristotle Capital to the Global Opportunities Fund, the International Fund and the Value Fund.  In doing so, the Board considered Aristotle Capital’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds.  The Board also considered the overall quality of Aristotle Capital’s organization and operations, and its compliance structure.  The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by Aristotle Capital to each Fund were satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fees and total expenses paid by the Funds, the meeting materials indicated the following:

●
The Global Opportunities Fund’s annual investment advisory fee (gross of fee waivers) was above both the Peer Group and World Allocation Fund Universe medians by 0.15%.  The Board considered Aristotle Capital’s observation that because Aristotle Capital has been waiving advisory fees, the Fund’s effective advisory fee over the previous year was below the Peer Group and Fund Universe medians, and Aristotle Capital had indicated that when the size of the Fund increases, Aristotle Capital will consider lowering the advisory fee.  The Board also considered that Aristotle Capital manages institutional accounts using the Global Opportunity strategy, and the institutional accounts pay the same management fee as the Fund.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were below the Peer Group median and above the Fund Universe median by 0.08%.  The Board noted that the average net assets of the Fund were significantly smaller than the average net assets of funds in the Fund Universe.

●
The International Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group median, and above the Foreign Large Blend Fund Universe median by 0.05%. The Trustees considered that the Fund’s advisory fee is higher than the fee Aristotle Capital charges to its institutional clients to manage separate account assets using the same strategy as the Fund.  The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to Aristotle Capital’s institutional clients.

Aristotle Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were below the Peer Group median, and slightly above the Fund Universe median by 0.03%.  The Trustees noted, however, that the average net assets of the Fund were significantly smaller than the average net assets of funds in the Fund Universe.

●
The Value Fund’s annual investment advisory fee (gross of fee waivers) was lower than both the Peer Group and Large Value Fund Universe medians.  The Trustees considered that the Fund’s advisory fee is lower than the standard fee Aristotle Capital charges to its institutional clients to manage separate account assets using the same strategy as the Fund up to the $25 million asset level, but above the standard separate account fee above that level.  The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to Aristotle Capital’s institutional clients.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group median and the same as the Fund Universe median.  The Trustees noted, however, that the average net assets of the Fund were significantly smaller than the average net assets of funds in the Fund Universe.

The Board and the Independent Trustees concluded that the compensation payable to Aristotle Capital under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services Aristotle Capital provides to the Funds.

Profitability and Economies of Scale
The Board also considered information prepared by Aristotle Capital relating to its costs and profits with respect to each Fund for the year ended September 30, 2016, noting that Aristotle Capital had waived its entire advisory fee and subsidized certain of the operating expenses for the International Fund and Value Fund, waived a significant portion of its advisory fee with respect to the Global Opportunities Fund, and had not realized any profit with respect to any of the Funds.

The Board also considered the benefits received by Aristotle Capital as a result of its relationship with the Funds (other than its receipt of investment advisory fees), including any research received from broker-dealers providing execution services to the Funds, beneficial effects from the review by the Trust’s Chief Compliance Officer of Aristotle Capital’s compliance program, and the intangible benefits of Aristotle Capital’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance.  The Board noted that although there were no advisory fee breakpoints, the asset levels of the Funds were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the Funds’ assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement with Aristotle Capital was in the best interests of each of the Global Opportunities Fund, the International Fund and the Value Fund and its respective shareholders and, accordingly, approved renewal of the Advisory Agreement with respect to each Fund.

Aristotle Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Aristotle Small Cap Equity Fund

Nature, Extent and Quality of Services
With respect to the performance results of the Small Cap Fund, the meeting materials indicated that the total return for the Fund for the nine-month period was below the Peer Group median return, the Small Blend Fund Universe median return, and the Russell 2000 Index return by 0.12%, 2.27%, and 3.27%, respectively.  The Trustees noted Aristotle Boston’s explanation that the majority of the underperformance came from security selection, and that because the Fund is managed using a small-cap active strategy, it expects that the composition of the Fund will differ from that of its benchmark and will underperform the benchmark and similar funds from time to time.  The Trustees also noted that the Fund has been operating for a relatively short period, and that performance over longer periods would be more meaningful.

The Board also considered the overall quality of services provided by Aristotle Boston to the Small Cap Fund.  In doing so, the Board considered Aristotle Boston’s specific responsibilities in day-to-day management and oversight of the Small Cap Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of Aristotle Boston’s organization and operations, and its compliance structure.  The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by Aristotle Boston to the Small Cap Fund were satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fee and total expenses paid by the Small Cap Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was the same as the Fund Universe median, and above the Peer Group median by 0.05%.  The Trustees considered that the Fund’s advisory fee is lower than or the same as the fee Aristotle Boston charges to its institutional clients to manage separate account assets using the same strategy as the Fund up to the $50 million level, and greater than Aristotle Boston’s fee for those clients above that level.  The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to Aristotle Boston’s institutional clients.

The meeting materials indicated that the annual total expenses paid by the Small Cap Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.01% and 0.11%, respectively.  The Trustees noted, however, that the average net assets of the Small Cap Fund were significantly smaller than the average net assets of funds in the Peer Group and Fund Universe.

The Board and the Independent Trustees concluded that the compensation payable to Aristotle Boston under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services Aristotle Boston provides to the Small Cap Fund.

Profitability and Economies of Scale
The Board also considered information prepared by Aristotle Boston relating to its costs and profits with respect to the Small Cap Fund for the year ended September 30, 2016.  The Board noted that Aristotle Boston had waived its entire advisory fee and subsidized certain of the operating expenses for the Fund, and that Aristotle Boston had not realized a profit with respect to the Fund.  The Board also considered the benefits received by Aristotle Boston as a result of its relationship with the Small Cap Fund (other than the receipt of its investment advisory fee), including any research received from broker-dealers providing execution services to the Fund, beneficial effects from the review by the Trust’s Chief Compliance Officer of Aristotle Boston’s compliance program, and the intangible benefits of Aristotle Boston’s association with the Small Cap Fund generally and any favorable publicity arising in connection with the Fund’s performance.  The Board noted that although there were no advisory fee breakpoints, the asset level of the Small Cap Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Aristotle Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement with Aristotle Boston was in the best interests of the Small Cap Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Aristotle Strategic Credit Fund

Nature, Extent and Quality of Services
With respect to the performance results of the Credit Fund, the meeting materials indicated that the total return of the Fund for the one-year period was above the Peer Group and Multisector Bond Fund Universe median returns, but below the return of the Barclays U.S. High Yield Ba/B 2% Issuer Cap Index by 3.45%.  The Trustees noted Aristotle Credit’s observation that the Credit Fund outperformed what Aristotle Credit considers to be the Fund’s primary benchmark over the one-year period, which is composed of 1/3 Barclays U.S. High Yield Ba/B 2% Issuer Cap Index, 1/3 Barclays Intermediate Corporate Index, and 1/3 Barclays U.S. Bank Loan Index.

The Board also considered the overall quality of services provided by Aristotle Credit to the Credit Fund.  In doing so, the Board considered Aristotle Credit’s specific responsibilities in day-to-day management and oversight of the Credit Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of Aristotle Credit’s organization and operations, and its compliance structure.  The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by Aristotle Credit to the Credit Fund were satisfactory.

Advisory Fee and Expense Ratio
With respect to the advisory fee and total expenses paid by the Credit Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was below the Peer Group and Fund Universe medians.  The Trustees considered that Aristotle Credit does not manage any other funds or separate accounts with similar objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s fee to that of any other client of Aristotle Credit.  The Trustees noted, however, that the Fund’s advisory fee is within the range of Aristotle Credit’s standard fee schedule for separately managed accounts, and considered that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to Aristotle Credit’s institutional clients.

The meeting materials indicated that annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were also below the Peer Group and Fund Universe medians.

The Board and the Independent Trustees concluded that the compensation payable to Aristotle Credit under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services Aristotle Credit provides to the Credit Fund.

Profitability and Economies of Scale
The Board also considered information prepared by Aristotle Credit relating to its costs and profits with respect to the Credit Fund for the year ended September 30, 2016.  The Board noted that Aristotle Credit had waived its entire advisory fee and subsidized certain of the operating expenses of the Credit Fund, and that Aristotle Credit had not realized a profit with respect to the Credit Fund.  The Board also considered the benefits received by Aristotle Credit as a result of its relationship with the Credit Fund (other than the receipt of its investment advisory fee), including any research received from broker-dealers providing execution services to the Fund, beneficial effects from the review by the Trust’s Chief Compliance Officer of Aristotle Credit’s compliance program, and the intangible benefits of Aristotle Credit’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.  The Board noted that although there were no advisory fee breakpoints, the asset level of the Credit Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Aristotle Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement with Aristotle Credit was in the best interests of the Credit Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

Aristotle Funds
EXPENSE EXAMPLES
For the Periods Ended December 31, 2016 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

The Actual Performance example of the Value Equity Fund is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 31, 2016* to December 31, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Saul Global Opportunities Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/16	12/31/16	7/1/16-12/31/16
Actual Performance	$1,000.00	$1,035.30	$5.23
Hypothetical (5% annual return before expenses)	1,000.00	1,020.00	5.19

*
Expenses are equal to the Fund’s annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Aristotle Funds
EXPENSE EXAMPLES - Continued
For the Periods Ended December 31, 2016 (Unaudited)

International Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/16	12/31/16	7/1/16-12/31/16
Actual Performance	$1,000.00	$994.80	$4.97
Hypothetical (5% annual return before expenses)	1,000.00	1,020.15	5.04

*
Expenses are equal to the Fund’s annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Strategic Credit Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/16	12/31/16	7/1/16-12/31/16
Actual Performance	$1,000.00	$1,046.50	$3.19
Hypothetical (5% annual return before expenses)	1,000.00	1,022.02	3.15

*
Expenses are equal to the Fund’s annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Value Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	8/31/16*	12/31/16	8/31/16* - 12/31/16
Actual Performance**	$1,000.00	$1,047.70	$2.68
	7/1/16	12/31/16	7/1/16 – 12/31/16
Hypothetical (5% annual return before expenses)^	1,000.00	1,021.22	3.95

*	Commencement of operations.
**
Expenses are equal to the Fund’s annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 123/366 (to reflect the since inception period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

^
Expenses are equal to the Fund’s annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Small Cap Equity Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	7/1/16	12/31/16	7/1/16-12/31/16
Actual Performance	$1,000.00	$1,160.30	$6.25
Hypothetical (5% annual return before expenses)	1,000.00	1,019.35	5.84

*
Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

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Aristotle/Saul Global Opportunities Fund
Aristotle International Equity Fund
Aristotle Strategic Credit Fund
Aristotle Value Equity Fund
Aristotle Small Cap Equity Fund
Each a series of Investment Managers Series Trust

Investment Advisor
Aristotle Capital Management, LLC
11100 Santa Monica Blvd., Suite 1700
Los Angeles, California 90025

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Aristotle/Saul Global Opportunities Fund – Class I	ARSOX	461 418 287
Aristotle International Equity Fund – Class I	ARSFX	461 41P 297
Aristotle Strategic Credit Fund – Class I	ARSSX	461 41Q 824
Aristotle Value Equity Fund – Class I	ARSQX	461 41Q 634
Aristotle Small Cap Equity Fund – Class I	ARSBX	461 41Q 626

Privacy Principles of the Aristotle Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Aristotle Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 661-6691, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at  www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 661-6691, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at  www.sec.gov or by calling the Funds at (888) 661-6691. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Aristotle Funds
P.O. Box 2175
Milwaukee, WI  53201
Toll Free: (888) 661-6691

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-661-6691.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2016	FYE 12/31/2015
Audit Fees	$82,000	$64,300
Audit-Related Fees	N/A	N/A
Tax Fees	$14,000	$11,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2016	FYE 12/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	03/10/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	03/10/17

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date:	03/10/17